EXHIBIT 10.4

AGREEMENT TO LEASE

between

NHI-REIT OF NORTHEAST, LLC, Landlord

and

NHC/OP, L.P,

and

NATIONAL HEALTHCARE CORPORATION,  Co- Tenants

Dated: August 30, 2013 to be effective as of 12:01 a.m., September 1, 2013

Table of Contents

ARTICLE I. PREMISES AND TERM

1.1.

Premises.

1

1.2.

Term

2

1.3.

Holding Over

2

1.4.

Surrender.

2

1.5.

Collective Lease.

2

ARTICLE II. RENT

3

2.1.

Base Rent.

3

2.2.

Additional Rent.

3

2.3.

Place(s) of Payment of Rent; Direct Payment of Additional Rent.

3

2.4.

Net Lease.

3

2.5.

No Termination, Abatement, Etc.

3

2.6.

Percentage Rent.

4

2.7.

Late Charge.

5

2.8.

Rent Credit.

5

ARTICLE III. IMPOSITIONS AND UTILITIES

6

3.1.

Payment of Impositions.

6

3.2.

Definition of Impositions.

7

3.3.

Escrow of Impositions.

7

3.4.

Utilities.

8

3.5.

Discontinuance of Utilities.

8

ARTICLE IV. INSURANCE

8

4.1.

Property Insurance.

8

4.2.

Liability Insurance.

9

4.3.

Insurance Requirements.

10

4.4.

Replacement Cost.

10

4.5.

Blanket Policy.

10

4.6.

No Separate Insurance.

11

4.7.

Waiver of Subrogation.

11

4.8.

Mortgages.

11

4.9.

Escrows.

11

4.10.

Cooperation with Mortgage Financing.

11

4.11.

Captive Insurance Company.

12

ARTICLE V. INDEMNITY; HAZARDOUS SUBSTANCES

12

5.1.

Tenant’s Indemnification.

12

5.2.

Hazardous Substances or Materials.

13

5.3.

Limitation of Landlord’s Liability.

13

ARTICLE VI. USE AND ACCEPTANCE OF PREMISES

14

i

6.1.

Use of Leased Property.

14

6.2.

Acceptance of Leased Property.

14

6.3.

Conditions of Use and Occupancy.

14

6.4.

Financial Statements.

15

ARTICLE VII. REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS’ LIENS

15

7.1.

Maintenance.

15

7.2.

Compliance With Laws.

15

7.3.

Required Alterations.

15

7.4.

Mechanic’s Liens.

16

7.5.

Replacements of Fixtures.

16

ARTICLE VIII. ALTERATIONS AND SIGNS

16

8.1.

Prohibition on Alterations and Improvements.

16

8.2.

Requirements for Permitted Alterations.

17

8.3.

Ownership and Removal of Permitted Alterations.

17

8.4.

Signs.

18

ARTICLE IX. CAPITAL EXPENDITURES

18

9.1.

Minimum Capital Expenditures.

18

9.2.

Capital Expenditure Compliance Certificate.

18

ARTICLE X. DEFAULTS AND REMEDIES

18

10.1.

Events of Default.

18

10.2.

Remedies.

20

10.3.

Right of Set-Off.

22

10.4.

Performance of Tenant’s Covenants.

22

10.5.

[Intentionally Deleted]

22

10.6.

Litigation; Attorneys’ Fees.

22

10.7.

Remedies Cumulative.

23

10.8.

Escrows and Application of Payments.

23

10.9.

Power of Attorney.

23

ARTICLE XI. DAMAGE AND DESTRUCTION

23

11.1.

General.

23

11.2.

Landlord’s Inspection.

24

11.3.

Landlord’s Costs.

24

11.4.

Substantial Damage During Lease Term.

24

ARTICLE XII. CONDEMNATION

25

12.1.

Total Taking.

25

12.2.

Partial Taking.

25

ARTICLE XIII. TENANT’S PROPERTY

25

13.1.

Tenant’s Property.

25

13.2.

Requirements for Tenant’s Property.

26

ARTICLE XIV. ASSIGNMENT AND SUBLETTING; ATTORNMENT

27

14.1.

Subletting and Assignment; Attornment.

27

14.2.

Attornment.

27

14.3.

Sublease Limitation.

28

ARTICLE XV. RIGHT OF FIRST REFUSAL

28

15.1.

Rights of First Refusal.

28

ARTICLE XVI. ARBITRATION

29

16.1.

Arbitration.

29

16.2.

Appointment of Arbitrators.

29

16.3.

Third Arbitrator.

29

16.4.

Arbitration Procedure.

29

16.5.

Expenses.

29

ARTICLE XVII. QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT, BOND  FINANCING AND ESTOPPEL CERTIFICATES  30

17.1.

Quiet Enjoyment.

30

17.2.

Subordination.

30

17.3.

Attornment; Non-Disturbance.

30

17.4.

Estoppel Certificates.

31

ARTICLE XVIII. EXPIRATION OR TERMINATION OF THE LEASE

31

18.1.

Inventory/Personal Property.

31

18.2.

Tenant’s Proprietary Property.

31

18.3.

Records.

31

18.4.

Bill of Sale.

32

18.5.

Licenses.

32

18.6.

Assignment of Contracts and Leases.

32

18.7.

Cooperation.

32

18.8.

Operations Transfer Agreement.

32

ARTICLE XIX. PURCHASE OPTION

32

19.1.

Purchase Option.

32

19.2.

Closing.

33

ARTICLE XX. INTENTIONALLY DELETED

35

ARTICLE XXI. MISCELLANEOUS

35

21.1.

Notices.

35

21.2.

Advertisement of Leased Property.

35

21.3.

Entire Agreement.

35

21.4.

Severability.

36

21.5.

Captions and Headings.

36

21.6.

Governing Law.

36

21.7.

Recording of Lease.

36

21.8.

Waiver.

36

21.9.

Binding Effect.

36

21.10.

Authority.

36

21.11.

Transfer of Permits, Etc.

36

21.12.

Modification.

37

21.13.

Incorporation by Reference.

37

21.14.

No Merger.

37

21.15.

Laches.

37

21.16.

Waiver of Jury Trial.

37

21.17.

Permitted Contests.

37

21.18.

Construction of Lease.

38

21.19.

Counterparts.

38

21.20.

Relationship of Landlord and Tenant.

38

21.21.

Custody of Escrow Funds.

38

21.22.

Landlord’s Status as a REIT.

38

21.23.

Sale of Real Estate Assets.

39

21.24.

Rights of First Refusal

39

MASTER AGREEMENT TO LEASE

THIS AGREEMENT dated as of the 30th day of August, 2013, to be effective as of 12:01 a.m. on the 1st day of September, 2013 by and between NHI-REIT OF NORTHEAST, LLC, a Delaware limited liability company (“Landlord”), and NHC/OP, L.P., a Delaware limited partnership, and NATIONAL HEALTHCARE CORPORATION, a Delaware corporation ( collectively, the “Tenant”).

RECITALS

WHEREAS, National Health Investors, Inc., an affiliate of Landlord, pursuant to that certain Settlement Agreement by and among Landlord, Tenant, the Office of the Tennessee Attorney General and Report, and James A. Skinner, individually and as President of Cumberland & Ohio Co. of Texas, has agreed to purchase certain properties listed on Schedule A attached hereto which will be owned by Landlord; and

WHEREAS, said properties are currently managed by Tenant or its affiliates pursuant to management agreements with the prior owner; and

WHEREAS,  upon receiving title to said properties, Landlord has agreed to lease to Tenant and Tenant has agreed to lease from Landlord said properties; and

NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

ARTICLE I.  PREMISES AND TERM

1.1.

Premises.

  The property that is the subject of this Lease and that shall be considered as leased by the Landlord to the Tenant thereunder shall consist of:

(a)

The land described in the Lease (“Land”) and on Schedule A hereto;

(b)

All buildings, structures, and other improvements, including without limitation sidewalks, alleys, utility pipes, conduits, and lines, parking areas, and roadways, now or hereafter situated upon the Land (“Improvements”);

(c)

All easements, rights and other appurtenances relating to the Land and Improvements (“Appurtenances”);

(d)

All permanently affixed equipment, machinery, fixtures, and other items of real property, including all components thereof, located in, or used in connection with, and permanently affixed to or incorporated into the Improvements, including without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating (but not movable refrigerators), incineration, air and water pollution control, waste disposal air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding items within the category of “Tenant’s Property” defined in Section 13.1 hereof (collectively, the “Fixtures”).

The Land, Improvements, Appurtenances and Fixtures are hereinafter collectively referred to as the “Leased Property”.

1.2.

Term

.  To have and to hold, the term (the “Term”) of this Lease shall commence on 12:01 a.m. on September 1, 2013 (the “Commencement Date”). The term “Lease Year” means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31.  The Term shall expire on the fifteenth anniversary of the Commencement Date.

1.3.

Holding Over

.  Should Tenant, without the express consent of Landlord, continue to hold and occupy the Leased Property after the expiration of the Term, such holding over beyond the Term and the acceptance or collection of Rent by the Landlord shall operate and be construed as creating a tenancy from month-to-month and not for any other term whatsoever.  During any such holdover period Tenant shall pay to Landlord for each month Tenant remains in the Leased Property one hundred fifty (150%) percent of the Base Rent in effect on the expiration date.  Said month-to-month tenancy may be terminated by Landlord by giving Tenant ten (10) days written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property.

1.4.

Surrender.

  Except for (i) Permitted Alterations; (ii) normal and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and (iii) casualty, taking or other damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term broom clean, and in as good order and condition as of the Commencement Date.

1.5.

Collective Lease.

  This Lease constitutes one indivisible master lease of the Leased Property to the Tenant, and not separate leases governed by similar terms.  The Leased Property constitutes one economic unit, and the Base Rent and all other provisions have been negotiated and agreed to based on a demise of all of the Leased Property as a single, composite, inseparable transaction and would have been substantially different had separate leases or a divisible lease been intended.  Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease apply equally and uniformly to all the Leased Property as one unit.  An Event of Default with respect to any of the Leased Property is an Event of Default as to all of the Leased Property.  The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create an indivisible lease of all the Leased Property and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. 365, this instrument, shall be one indivisible and non-severable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all and only all the Leased Property covered hereby.

ARTICLE II.
RENT

2.1.

Base Rent.

  Tenant shall pay Landlord base rent in the amount of Three Million Four Hundred and Fifty Thousand Dollars ($3,450,000) (the “Base Rent”) for the Term in consecutive monthly installments of Two Hundred Eighty-Seven Thousand Five Hundred Dollars ($287,500) payable in advance on the Commencement Date and thereafter on the first day of each month during the Term.  Rent shall be prorated for the first monthly installment if the Commencement Date does not fall on the first day of a month.  Notwithstanding the foregoing, Tenant shall be entitled to the Rent Credit provided in Section 2.9.

2.2.

Additional Rent.

  In addition to Base Rent and Percentage Rent (as hereinafter defined in Section 2.6), Tenant shall pay all other amounts, liabilities, obligations and Impositions (as hereinafter defined) which Tenant assumes or agrees to pay under this Agreement and any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the “Additional Rent”).

2.3.

Place(s) of Payment of Rent; Direct Payment of Additional Rent.

  The Base Rent, Additional Rent, and Percentage Rent are hereinafter referred to as “Rent”.  Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Agreement, or by statute or otherwise in the case of nonpayment of the Rent.  Tenant shall make all payments of Base Rent and of Percentage Rent at Landlord’s principal place of business or as Landlord may otherwise from time to time direct in writing, and all payments of Additional Rent directly to the person or persons to whom such amount is owing at the time and times when such payments are due, and shall give to Landlord such evidence of such direct payments as Landlord shall reasonably request.

2.4.

Net Lease.

  This Lease shall be deemed and construed to be an “absolute net lease” or “triple net lease”, and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction or set-off.

2.5.

No Termination, Abatement, Etc.

  Except as otherwise specifically provided in this Agreement, Tenant shall remain bound by this Agreement in accordance with its terms.  Except as otherwise specifically provided in this Agreement, Tenant shall not, without the prior written consent of Landlord modify, surrender or terminate the Agreement, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent.  Except as specifically provided in this Agreement, the obligations of Landlord and Tenant shall not be affected by reason of (i) the lawful or unlawful prohibition of, or restriction upon, Tenant’s use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; (ii) any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Agreement or any other agreement between

Landlord and Tenant, or to which Landlord and Tenant are parties; (iii) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or (iv) any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law.  Except as otherwise specifically provided in this Agreement, and to the maximum extent permitted by law, Tenant hereby specifically waives all rights, including but not limited to any rights under any statute relating to rights of tenants in any state in which any Leased Property is located, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or (b) entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder.  The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Agreement or by termination of this Agreement other than by reason of an Event of Default.  The Rent hereunder shall not, under any circumstances, abate or be reduced.

2.6.

Percentage Rent.

  In addition to the Base Rent, with respect to each twelve-month period beginning January 1, 2015, Tenant shall pay Landlord percentage rent (“Percentage Rent”) in accordance with this Section 2.6 equal to four percent (4%) of the amount by which the Gross Revenues (as defined in Section 2.6(a)) of each Leased Property in the applicable twelve-month period exceeds the Gross Revenues of each Leased Property during the twelve-month period from January 1, 2014 to December 31, 2014 (the “Base Year”).

(a)

“Gross Revenues” means all revenues received or receivable by the Tenant from or by reason of Tenant’s operation of the Leased Property, or any other use by Tenant of the Leased Property, as calculated in accordance with generally accepted accounting principles, and as adjusted as set forth in this Section.  Gross Revenues shall not include non-operating revenues such as interest income or income from the sale of assets other than in the ordinary course of business.  Gross Revenue shall also not include any prior period adjustments or revenue related to any prior operator of the facilities (the “Facilities”) located on the Leased Property.  Gross Revenues shall be adjusted by the following items:  (i) contractual allowances (difference between customary charges and amounts receivable based on contract) relating to any period during the Term of the Lease; (ii) all proper patient billing credits and adjustments (including adjustments for bad debts) according to generally accepted accounting principles relating to health care accounting; and (iii) federal, state or local excise taxes and any tax based upon or measured by said revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately.  To the extent that all or a portion of a Leased Property is subleased by Tenant, Gross Revenues shall be calculated for purposes of the Lease by including the rent received or receivable by the Tenant if the space rental does not replace an operating bed and is for not more than 10% of the square footage of the Leased Property.  Otherwise, Gross Revenues shall be calculated by including the Gross Revenues of such sublessees with respect to the subleased property, i.e., the Gross Revenues generated from the operations conducted on such subleased portion of the Leased Property shall be included directly in the Gross Revenues for the purpose of determining percentage rent payable under this Lease and the rent received or receivable by Tenant under such subleases shall be excluded from Gross Revenues for such purpose.

(b)

On or before March 31, 2015, with respect to the twelve-month period ended December 31, 2014 and on or before each following March 31 thereafter with respect to each prior twelve-month period, Tenant shall deliver to Landlord a notarized, sworn statement (the “Tenant’s Certification”) setting forth the Gross Revenues for the prior twelve-month period.  Annually, a certificate from a nationally reputable accounting firm satisfactory to Landlord shall be delivered to Landlord which certificate shall state that, in the course of the regular audit of Tenant’s financial statements, such firm has reviewed Tenant’s calculations of the amount of Gross Revenues for each of the Leased Property as set forth in Tenant’s Certification and that nothing has come to its attention to make such firm believe the Tenant’s Certification is incorrect in any material respect (and/or stating, if applicable, any proposed audit adjustments with respect to Gross Revenue which Tenant elected not to record and set forth in Tenant’s Certification).  In addition to the Tenant’s Certification and upon the request of Landlord, Tenant shall deliver the following:  (i) any reports sent to any reimbursement agency, including, but not limited to, Medicaid and Medicare Cost Reports; (ii) copies of interim or final cost settlements with Medicare authorities concerning Medicare receivables with a debit or credit balance; (iii) patient census data by type of patient on a quarterly basis within thirty (30) days after the end of each calendar quarter beginning July 1, 2013 as to the calendar quarter ending June 30, 2013; (iv) copies of changes in rates for Medicare, Medicaid, private payor or any other provider paying for patients in the Leased Property; and (v) Tenant’s calculation supporting any estimated contractual allowances in the Financial Statements.

(c)

In each twelve-month period commencing January 1, 2015, Tenant shall for such twelve-month period make anticipated payments of Percentage Rent monthly at the time of paying installments of Base Rent, which payments shall be equal to one-twelfth (1/12th) of the Percentage Rent determined for the preceding Lease Year, subject to final determination and adjustment in payment by March 31 of such year.  There shall be a final determination and adjustment in payment by 90 days after the final Lease Year or final partial Lease Year.

(d)

Landlord or its duly authorized representatives may, upon reasonable notice and on any business day and during reasonable office hours, inspect Tenant’s records of Gross Revenues, either at the Leased Property or elsewhere as reasonably designated by Tenant, provided such inspection is made within twelve months after a Tenant’s Certification is furnished to Landlord by Tenant.  Any claim by Landlord for a revision of any Tenant’s Certification must be made in writing to Tenant within twelve (12) months after the date such Tenant’s Certification is furnished to Landlord; otherwise it shall be deemed waived by Landlord.  If Landlord inspects Tenant’s records and such inspection shows an error(s) in the Tenant’s Certification which results in an understatement of Gross Revenues of five percent (5%) or more for any Leased Property, then in addition to paying the additional Percentage Rent on demand, Tenant shall pay Landlord, on demand, the reasonable cost of such inspection as Additional Rent.

2.7.

Late Charge.

2.8.

  Any payment not made by Tenant for more than ten (10) days after the due date shall be subject to a late charge payable by tenant as Rent of three percent (3%) of the amount of such overdue payment. Rent Credit.

  Notwithstanding any of the foregoing in this

Article, Tenant shall have an Eight Hundred Thousand Dollars ($800,000.00) credit against the Rent.  No payment of Rent shall be owing hereunder until such credit shall be exhausted.  The Landlord will maintain a register of all Rent charged against such credit.  Except for manifest error, such register shall be conclusive as to all amounts remaining under such credit.

2.8

Security Interest.  In order to secure payment of the Rent and all other amounts due hereunder, Subtenant grants to Landlord a security interest in all now owned or hereafter acquired furniture and equipment located at the Leased Property.  Upon the occurrence of an Event of Default hereunder, Landlord shall have the right to exercise any remedies available under the Uniform Commercial Code in the state where the Leased Property is located.

ARTICLE III.
IMPOSITIONS AND UTILITIES

3.1.

Payment of Impositions.

  Subject to the adjustments set forth herein, Tenant shall pay, as Additional Rent, all Impositions (as hereinafter defined) that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred.  Tenant shall, upon request from Landlord, promptly furnish to Landlord copies of official receipts or other satisfactory proof evidencing such payments.  Tenant’s obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof.  Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities.  Tenant shall be entitled to any refund due from any taxing authority if no Event of Default (as hereinafter defined) shall have occurred hereunder and be continuing.  Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing.  Any refunds retained by Landlord due to an Event of Default shall be applied as provided in Section 10.8.  Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports.  In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file.  Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property.  Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest.  Tenant may, upon notice to Landlord, at Tenant’s option and at Tenant’s sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant’s expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action.  Tenant shall promptly reimburse Landlord for all personal property taxes paid by Landlord upon receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made.  Impositions imposed in respect to the tax-fiscal period during which the Term commences and terminates shall be adjusted and prorated between Landlord and Tenant on a per diem basis, with Tenant being obligated to pay its pro rata share from and including the Commencement Date to and including the expiration or termination date of the Term, whether or not such Imposition is imposed before or after such commencement or termination, and Tenant’s obligation to pay its prorated share thereof shall survive such termination.  Tenant shall also pay to Landlord a sum equal to the amount which Landlord may be caused to pay of any privilege tax, sales tax, gross receipts tax, rent tax, occupancy tax or like tax (excluding any tax based on net income), hereinafter levied, assessed, or imposed by any federal, state, county or municipal governmental authority, or any subdivision thereof, upon or measured by or rent or other consideration required to be paid by Tenant under this Lease.

3.2.

Definition of Impositions.

  “Impositions” means, collectively, (i) taxes (including without limitation, all real estate and personal property ad valorem (whether assessed as part of the real estate or separately assessed as unsecured personal property, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes, but not including income or franchise or excise taxes payable with respect to Landlord’s receipt of Rent); (ii) assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed with the Term); (iii) ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including without limitation, license, permit, inspection, authorization and similar fees); (iv) to the extent they may become a lien on the Leased Property all taxes imposed on Tenant’s operations of the Leased Property including without limitation, employee withholding taxes, income taxes and intangible taxes; and (v) all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord or Landlord’s interest in the Leased Property or any part thereof; (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof.  Tenant shall not, however, be required to pay (i) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord; or (ii) except as provided in Section 13.2, any tax imposed with respect to the sale, exchange or other disposition by Landlord of any Leased Property or the proceeds thereof; provided, however, that if any tax, assessment, tax levy or charge which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (i) or (ii) immediately above is levied, assessed or imposed expressly in lieu thereof Tenant shall then pay such tax, levy, or charge set forth in said clause (i) or (ii).

3.3.

Escrow of Impositions.

  If Landlord’s lender requires Landlord to escrow real property taxes or other Impositions on a periodic basis during the Term, Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Article to lender on a periodic basis in accordance with the lender’s requirements.  Landlord shall escrow the payments received from Tenant in accordance with the requirements of its lender, and shall furnish Tenant with a copy of the lender’s requirements for escrow.  Further, if an Event of Default occurs hereunder which is not cured within any applicable grace period, Tenant shall thereafter, at Landlord’s election, deposit with Landlord on the first day of each month during the remaining Term hereof and any extended Term, a sum equal to one-twelfth (1/12th) of the Impositions assessed against the Leased Property for the preceding tax year, which sums shall be used by Landlord toward payment of such Impositions.  If, at the end of any applicable tax year, any such funds held by Landlord are insufficient to make full payment of taxes or other Impositions for which such funds are held, Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this Section.  If, however, at the end of any applicable tax year, such funds held by Landlord are in excess of the total payment required to satisfy taxes or other Impositions for which such funds are held, Landlord shall apply such excess amounts to Tenant’s tax and Imposition escrow fund for the next tax year.  If any such excess of funds occurs at the end of the final Lease Year, and subject to Section 10.8 below, Landlord shall promptly refund such excess amounts to Tenant.  The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

3.4.

Utilities.

  Tenant shall pay, as Additional Rent all taxes, assessments, charges/deposits, and bills for utilities, including without limitation charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term.  If an Event of Default occurs hereunder and is not cured within any applicable grace period, Tenant shall thereafter, at Landlord’s election, deposit with Landlord on the first day of each month during the remaining Term, a sum equal to one-twelfth (1/12th) of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to pay such utilities.  If, at any time during the Lease Year, such funds held by Landlord are insufficient to cover monthly, annual, or other periodic charges for utilities, Tenant shall, on demand pay to Landlord any additional amount needed to pay such utilities.  Landlord’s receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord.  If, at any time during the Lease Year, such funds held by Landlord are in excess of the total monthly, annual or other periodic payment necessary to satisfy utility costs, such excess amounts shall be applied to Tenant’s escrow fund for the next payment of such utilities.  If any such excess exists following the expiration or earlier termination of the Lease and after all utility bills and accounts have been settled, Landlord shall, subject to Section 10.8 below, promptly refund such amounts to Tenant.  Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines.  Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant’s failure to maintain sufficient heat in the Improvements.

3.5.

Discontinuance of Utilities.

  Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant’s obligations under this Lease.

ARTICLE IV.
INSURANCE

4.1.

Property Insurance.

  Tenant shall, at Tenant’s expense, keep the Improvements, Fixtures, and other components of the Leased Property insured against the following risks:

(a)

Loss or damage by fire, vandalism and malicious mischief, sprinkler leakage and all other physical loss perils commonly covered by “All Risk” insurance in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as hereinafter defined).  Such policy shall include an agreed amount endorsement if available at a reasonable cost.  Such policy shall also include endorsements for contingent liability for operation of building laws, demolition costs, and increased cost of construction.

(b)

Loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.

(c)

Loss of rent under a rental value insurance policy covering risk of loss during the first nine (9) months of reconstruction necessitated by the occurrence of any hazards described in Sections 4.1(a) or 4.1(b) above, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer, containing endorsements for extended period of indemnity and premium adjustment, and written with an agreed amount clause, if the insurance provided for in this clause (c) is available at a reasonable cost.

(d)

If the Land is located in whole or in part within a designated flood plain area, loss or damage caused by flood in commercially reasonable amounts acceptable to Landlord.

(e)

Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor’s forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to the Landlord.

4.2.

Liability Insurance.

  Tenant shall, at Tenant’s expense, maintain liability insurance against the following:

(a)

Claims for personal injury or property damage commonly covered by comprehensive general liability insurance, including but not limited to medical malpractice/professional liability insurance, and containing customary endorsements for nursing home operations, blanket contractual, personal injury, owner’s protective liability, real property fire damage legal liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, malpractice/professional liability and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than One Million Dollars ($1,000,000.00) per occurrence, Three Million Dollars ($3,000,000.00) per location. If malpractice insurance coverage is unavailable generally or is unreasonably expensive, Landlord and Tenant will consult in good faith regarding an alternative.

(b)

Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than One Million Dollars ($1,000,000.00) per occurrence, Three Million Dollars ($3,000,000.00) aggregate.

(c)

Claims commonly covered by worker’s compensation insurance for all persons employed by Tenant on the Leased Property.  Such worker’s compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.

4.3.

Insurance Requirements.

  The following provisions shall apply to all insurance coverages required hereunder:

(a)

The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.

(b)

The carriers of all policies shall have a Best’s Rating of “A-” or better and a Best’s Financial Category of XII or larger (unless provided by a Captive) and shall be authorized to do insurance business in the state in which the Leased Property is located.

(c)

Tenant shall be the “named insured” and Landlord shall be an “additional named insured” on each policy.

(d)

Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements.  The policies of insurance shall provide that the policy may not be cancelled or not renewed, and no material change or reduction in coverage may be made, without at least thirty (30) days’ prior written notice to Landlord.

(e)

The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant will not invalidate the Landlord’s coverage, and provide that Landlord shall not be responsible for payment of premiums.

(f)

All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

(g)

At least thirty (30) days prior to the expiration of each policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor.

4.4.

Replacement Cost.

  The term “full replacement cost” means the actual replacement cost thereof from time to time including increased cost of construction, with no reductions or deductions.  Tenant shall, not later than thirty (30) days after the anniversary of each Lease Year of the Term, increase the amount of the replacement cost endorsement for the Improvements.  If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement cost redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement cost was last determined.

4.5.

Blanket Policy.

  Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Agreement.

4.6.

No Separate Insurance.

  Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional named insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Agreement, and such additional insurance is not prohibited by the existing policies of insurance.  Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.  The term “mortgages” as used in this Agreement includes Deeds of Trust and the term “mortgagees” includes trustees and beneficiaries under a Deed of Trust.

4.7.

Waiver of Subrogation.

  Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term or any extension or renewal thereof, for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies.  Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto.  Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

4.8.

Mortgages.

  The following provisions shall apply if Landlord now or hereafter places a mortgage on the Leased Property or any part thereof: (i) Tenant shall obtain a standard form of mortgage clause insuring the interest of the mortgagee; (ii) Tenant shall deliver evidence of insurance to such mortgagee; (iii) loss adjustment shall require the consent of the mortgagee; and (iv) Tenant shall obtain such other coverages and provide such other information and documents as may be reasonably required by the mortgagee.

4.9.

Escrows.

  If Landlord’s lender requires the Landlord to escrow insurance premiums on a periodic basis, or if an Event of Default occurs hereunder, Tenant, after notice from Landlord, shall make such periodic payments in accordance with the lender’s or Landlord’s requirements.

4.10.

Cooperation with Mortgage Financing.

  In addition to that which is provided in this Lease, in the event Landlord determines to obtain mortgage financing in favor of the Landlord for any of the Leased Property, Tenant shall cooperate (but only to the extent such cooperation would not change the accounting treatment of the lease as an operating lease) with Landlord, at the expense of Landlord, in Landlord’s efforts to finance any of the Leased Property with such mortgage loan financing, which may be from or sponsored by the United States Department of Housing and Urban Development (a “HUD Loan”) or any other government agency or mortgage lender and comply with any requirements of such lender. Any mortgage loan financing on Leased Property, whether a HUD Loan or a loan made by any other government agency or other mortgage lender is hereinafter referred to collectively as a “Landlord Financing”.  In this regard Tenant will (i) execute and comply with the requirements of any regulatory agreements required in connection with a HUD Loan or any other similar agreement if not a HUD Loan;  (ii) execute and comply with a security agreement, assignment of lease, and a deposit account control agreement granting any required liens to such financing entity on personal property (including accounts receivable, licenses, permits, contract rights, furniture, fixtures, equipment, and deposit accounts) located at any of the Leased Properties or arising from the operations at any of the Leased Properties (iii)  execute and comply with tenant estoppel agreements and subordination and attornment agreements as customary and required in connection with any such Landlord Financing; (iv) execute any further amendment to this Lease or Tenant’s organizational documents as may be  required by any  Landlord Financing; and (v) do any and all other things as may reasonably be required in connection with the Landlord Financing.  If any of Tenant’s personal property (including, but not limited to, accounts receivable) is foreclosed upon in connection with a Landlord Financing and the foreclosure is due to a default caused by Landlord (and not due to a cross default to a Tenant default or a pass-through of a Tenant default, e.g. a failure by Tenant to pay rent to Landlord which causes Landlord to fail to pay the note payment) then Landlord shall reimburse Tenant for any losses of Tenant which exceed the threshold amount of Fifteen Million Dollars ($15,000,000).

4.11.

4.11 Captive Insurance Company.

  Landlord consents to Tenant insuring the coverage required by this Article through pure captives ( collectively, the “Captive”) owned by the principals of Tenant or National HealthCare Corporation, which may not meet the Best’s rating requirement set forth in Section 4.3, provided that (a) the Captive will be licensed in the states where the Land is located to the extent required by law, (b) the organization, capitalization, and reserves of the Captive is and shall at all times remain reasonably acceptable to Landlord, and (c) the insurance coverages otherwise comply with this Lease.   Tenant will cause the Captive to, within forty-five (45) days after the end of each calendar quarter, deliver reports detailing the “total loss pick” with a breakdown between claims incurred and reported and claims incurred but not yet reported, and further detailing and indicating the amount to be reserved at the then current “total loss pick” with a reasonably detailed explanation of how such reserved amount was calculated and determined.  Tenant shall include therein a certification that the Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations.   Within three (3) Business Days following Tenant’s receipt thereof, if and to the extent relating to the Leased Property, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for Tenant.   Notwithstanding the foregoing, Tenant and Landlord agree that if Landlord seeks Landlord Financing on any or all of the Leased Properties wherein the lender requires that any insurance will be obtained from a third-party insurer meeting lender specifications that Tenant will obtain such coverage.  Provided however, a condition to such Landlord Financing is that Tenant be able to obtain a waiver from any lender requirement that Tenant must obtain similar coverage for any other Leased Properties which are not part of such Landlord Financing.  Provided further, Tenant shall use reasonable best efforts to obtain such waiver, including, but not limited to, pursuing any available appeals process.

ARTICLE V.
INDEMNITY; HAZARDOUS SUBSTANCES

5.1.

Tenant’s Indemnification.

  Subject to Section 4.7, Tenant hereby agrees to indemnify and hold harmless Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, attorneys’ fees, court costs, and the costs set forth in Section 10.6) incurred in connection with or arising from: (i) the use or occupancy of each Leased Property by Tenant or any persons claiming under Tenant; (ii) any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; (iii) any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; (iv) any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Agreement or any law, ordinance, or governmental requirement of any kind; and (v) any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property under the express or implied invitation of Tenant.  If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant’s expense with counsel reasonably satisfactory to Landlord.

5.2.

Hazardous Substances or Materials.

  Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm any Leased Property or any part or component thereof; commit any nuisance; permit the emission of any hazardous agents or substances; allow the release or other escape of any biologically or chemically active or other hazardous substances or materials so as to impregnate, impair or in any manner affect, even temporarily, any element or part of any Leased Property, or allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials; nor shall Tenant bring onto any Leased Property any such materials or substances; permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to any Leased Property.  Landlord may inspect the Leased Property from time to time, and Tenant will cooperate with such inspections.  Without limitation, “hazardous substances” for the purposes of this Section 5.2 shall include such substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq. and the regulations adopted thereunder, and hazardous materials shall include such materials as are described in the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq.; and hazardous substances or hazardous materials shall also include any substance or material described in any applicable statute of any state in which any of the Leased Property is located, and in any regulations adopted under any of these acts.  Upon request by Landlord, Tenant shall submit to Landlord quarterly reports regarding Tenant’s use, storage, and disposal of any of the foregoing materials, said reports to include information regarding continued hazardous materials inspections, personal interviews, and federal, state and local agency listings.  In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord’s request concerning Tenant’s best knowledge and belief regarding the presence or absence of hazardous materials on the Leased Property.  In all events, Tenant shall indemnify Landlord and all mortgagees of any Leased Property from any release of hazardous materials on the Leased Property occurring while Tenant is in possession, all costs and expenses and claims arising from the release of, or discovery of the existence of, or need to clean up or remove, or arising from any prior release or removal of any hazardous substances or materials on or from any Leased Property, whether such release, discovery or removal occurs during the Term or occurred prior to the commencement of the Term.  (At the request of Landlord, Tenant will from time to time confirm such indemnity to mortgagees directly with such mortgagees.)

5.3.

Limitation of Landlord’s Liability.

  Landlord, its agents, and employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant’s business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from any Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from the presence or release of any hazardous substance or material on or from the Leased Property or from any other cause beyond Landlord’s control.

ARTICLE VI.
USE AND ACCEPTANCE OF PREMISES

6.1.

Use of Leased Property.

  Tenant shall use and occupy each Leased Property exclusively as a nursing home, healthcare facility or other purpose for which the Leased Property is being used at the Commencement Date of the Term, and for no other purpose without the prior written consent of the Landlord, which consent will not be unreasonably withheld.  Tenant shall obtain and maintain all permits, licenses or accreditations (collectively the “Licenses”), approvals, and consents needed to use and operate each Leased Property for such purposes.  Tenant shall promptly deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency.

6.2.

Acceptance of Leased Property.

  Except as otherwise specifically provided in this Agreement or in any individual Lease, Tenant acknowledges that (i) Tenant and its agents have had an opportunity to inspect the Leased Property; (ii) Tenant has found the Leased Property fit for Tenant’s use; (iii) delivery of the Leased Property to Tenant is in “as-is” condition; (iv) Landlord is not obligated to make any improvements or repairs to the Leased Property; and (v) the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, utility, plumbing, and other portions of the Leased Property are in good working order.  Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property.  LANDLORD MAKES NO WARRANTY OR REPRESENTATION,

EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

6.3.

Conditions of Use and Occupancy.

  Tenant agrees that during the Term it shall use and keep the Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra hazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the local board of health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times after notice to Tenant to examine the condition thereof.

6.4.

Financial Statements.

  Within one hundred twenty (120) days after the end of each fiscal year, Tenant shall deliver to Landlord audited consolidated financial statements of Tenant and the Captive, certified by a nationally recognized accounting firm.  The financial statements shall include a complete schedule of contingent liabilities and transactions with Affiliates.  Within forty-five (45) days after the end of each calendar quarter, Tenant shall deliver to Landlord unaudited profit and loss statements.

ARTICLE VII.
REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS’ LIENS

7.1.

Maintenance.

  Tenant shall maintain, repair, and replace each Leased Property, including without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, building systems, HVAC systems, parking areas, sidewalks, water, sewer, and gas connections, pipes, and mains.  Tenant shall pay as Additional Rent, the full cost of maintenance, repairs, and replacements.  Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice.  Tenant shall permit Landlord to inspect the Leased Property at all reasonable times, and shall implement all reasonable suggestions of the Landlord as to the maintenance and replacement of the Leased Property.

7.2.

Compliance With Laws.

  Tenant shall comply with all laws, ordinances, orders, rules, regulations, and other governmental requirements relating to the use, condition, or occupancy of each Leased Property, including without limitation, (i) licensure requirements for operation as a nursing home or medical facility, (ii) certification requirements needed to obtain reimbursement under the Medicare and state Medicaid programs unless Tenant, after notice to Landlord, determines to discontinue participation in such programs; (iii) requirements of the board of fire insurance underwriters or insurance service office or any other similar body having jurisdiction over the Leased Property, and (iv) all zoning and building codes and Environmental Laws.  At Landlord’s request, from time to time, Tenant shall deliver to Landlord copies of certificates or permits evidencing compliance with such laws, including without limitation, copies of the nursing home or health care facility license, provider agreements, certificates of occupancy and building permits.  Tenant hereby agrees to defend, indemnify and hold Landlord harmless from and against any loss, liability (including strict liability), claim, damage (including consequential damages), cost and expense (including attorneys’ fees) resulting from any failure by Tenant to comply with any laws, ordinances, rules, regulations, and other governmental requirements.

7.3.

Required Alterations.

  Tenant shall, at Tenant’s sole cost and expense, make any additions, changes, improvements or alterations to each Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to continue certification under the Medicare and Medicaid programs (unless Tenant has elected not to participate in such programs), whether such changes are required by Tenant’s use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatever.  All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of Section 8.2.

7.4.

Mechanic’s Liens.

  Tenant shall have no authority to permit or create a lien against Landlord’s interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord’s interest in the Leased Property against liens.  Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic’s liens against the Leased Property by reason of work, labor services or materials supplied or claimed to have been supplied on or to the Leased Property.  Tenant shall immediately remove, bond-off, or otherwise obtain the release of any mechanic’s lien filed against the Leased Property.  Tenant shall pay all expenses in connection therewith, including without limitation, damages, interest, court costs and reasonable attorneys’ fees.

7.5.

Replacements of Fixtures.

  Tenant shall not remove Fixtures from any Leased Property except to replace the Fixtures by other similar items of equal quality and value.  Items being replaced by Tenant shall be and remain the property of Landlord.  Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord’s ownership of the Fixtures and replacements therefor.  Tenant may finance replacements for the Fixtures by equipment lease or by a security agreement and financing statement; provided, however, that for any item of Fixtures or Personal Property having a cost greater than or equal to Ten Thousand Dollars ($10,000.00), Tenant may not finance replacements by security agreement or equipment lease unless (i) Landlord has consented to the terms and conditions of the equipment lease or security agreement; (ii) the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including without limitation, the following: (a) Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default by Tenant under this Lease; (b) the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and (c) Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement; and (iii) Tenant shall, within thirty (30) days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including without limitation, reasonable attorneys’ fees and costs.

ARTICLE VIII.
ALTERATIONS AND SIGNS

8.1.

Prohibition on Alterations and Improvements.

  Except for (i) alterations required by Section 7.3; (ii) replacements of Fixtures provided for in Section 7.5; and (iii) alterations at any Leased Property having an aggregate cost of less than One Hundred Fifty Thousand Dollars ($150,000.00) in any Lease Year, Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as “Alterations”) to the Leased Property without the prior written consent of Landlord which consent will not be unreasonably withheld.  If Tenant desires to perform any Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the “Plans and Specifications”) showing the Alterations that Tenant desires to perform.  Landlord agrees not to unreasonably delay its review of the Plans and Specifications.  Tenant shall comply with the requirements of Section 8.2 in making any Alterations approved by Landlord (the “Permitted Alterations”).

8.2.

Requirements for Permitted Alterations.

  Tenant shall comply with all of the following requirements in connection with any Permitted Alterations:

(a)

The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.

(b)

The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.

(c)

The Permitted Alterations shall be done in a good and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic’s liens.

(d)

Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.

(e)

Tenant shall, at Tenant’s expense, obtain a builder’s completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy.  Landlord and any mortgagee of Landlord shall be additional named insureds of such policy.  Landlord shall have the right to approve the form and substance of such policy, which approval shall not be unreasonably withheld or delayed.

(f)

Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article IV to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.

(g)

If the alterations are structural or additions, Tenant shall, not later than sixty (60) days after completion of the Permitted Alterations, deliver to Landlord a certificate of substantial completion, certified by Tenant’s architect or engineer, in the form of AIA-G704, or in any other form reasonably satisfactory to Landlord.

(h)

Tenant shall not later than thirty (30) days after completion of the Permitted Alterations, reimburse Landlord for any costs and expenses, including attorneys’ fees and architects’ and engineers’ fees, reasonably incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant’s compliance with the requirements of this Section.

8.3.

Ownership and Removal of Permitted Alterations.

  The Permitted Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Agreement and the Lease.  Tenant shall not be required or permitted to remove any Permitted Alterations.

8.4.

Signs.

  Tenant may, at its own expense, erect and maintain identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations.  Upon the occurrence of an Event of Default or the termination or expiration of this Lease, Tenant shall, within thirty (30) days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.

ARTICLE IX.
CAPITAL EXPENDITURES

9.1.

Minimum Capital Expenditures.

  Each year, Tenant agrees that Tenant will incur expenditures (“Capital Expenditures”) at each Leased Property in the amount of Five Hundred Dollars ($500) per licensed bed (the “Targeted Expenditure Amount”) on an aggregate basis, which expenditures are either (a) accounted for as capitalized expenditures under generally accepted accounting principles and in accordance with Tenant’s capitalization policy or (b) made for capital equipment at the Leased Property.  With respect to the final calendar year during which this Lease expires or is terminated, Tenant shall pay to Landlord any shortage in required Capital Expenditures based upon the Targeted Expenditure Amount; provided, however, the Targeted Expenditure Amount shall be prorated on a daily basis for any period of less than a full calendar year.  The Targeted Expenditure Amount shall also be prorated on a daily basis for the first year this Section applies.  Notwithstanding any provision contained herein to the contrary, Tenant may incur amounts in any calendar year in excess of the Targeted Expenditure Amount and the excess shall be credited in reduction of the Targeted Expenditure Amount measured on a rolling three (3) year basis; compliance shall be measured on a rolling three (3) year basis.

9.2.

Capital Expenditure Compliance Certificate.

  Within ninety-five (95) days after the end of each Calendar Year, Tenant shall furnish to Landlord a certificate of compliance certified by an officer of Tenant stating with respect to the Leased Property (i) the amount of Capital Expenditures made at the Leased Property during the prior year, and after the third anniversary of this Lease, (ii) whether the Targeted Expenditure Amount has been met for the prior three years. Tenant shall provide to Landlord copies of invoices, cancelled checks or other reasonable supporting documentation for the Capital Expenditures and reflected in each such annual certificate of compliance.

ARTICLE X.
DEFAULTS AND REMEDIES

10.1.

Events of Default.

  The occurrence of any one or more of the following shall be an event of default (“Event of Default”) hereunder:

(a)

Tenant fails to pay in full any installment of Rent, or any other monetary obligation payable by Tenant to Landlord under this Lease, within ten (10) business days after notice of nonpayment from Landlord.

(b)

Landlord gives three (3) or more notices of nonpayment of Rent to Tenant in any Lease Year; provided, however, that such shall not be an Event of Default if Landlord fails to exercise its remedies under Section 10.2 within sixty (60) days after the last of such notices.  Notice of the same default with respect to more than one Lease or Leased Property shall constitute only one notice for purposes of this Section 10.1(b).

(c)

Tenant fails to observe and perform any other covenant, condition or agreement under this Agreement (except those described in Section 10.1(a) and 10.1(b) of this Agreement) and (i) such failure continues for a period of thirty (30) days after written notice thereof is given to Tenant by Landlord; or (ii) if, by reason of the nature of such default, the same cannot be remedied within said thirty (30) days, Tenant fails to proceed with reasonable diligence (satisfactory to Landlord) after receipt of the notice to cure the same.

(d)

Tenant ceases operations at any Leased Property for a period in excess of one-hundred eighty (180) days during the Term except pursuant to damage described in Section 11.5 or condemnation pursuant to Article XII (other than Section 12.2) of this Agreement.

(e)

(i) The filing by Tenant of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Tenant; (ii) the failure by Tenant within ninety (90) days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Tenant, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; (iii) the entry of an order for relief under 11 U.S.C. in respect of Tenant; (iv) any assignment by Tenant for the benefit of its creditors; (v) the entry by Tenant into an agreement of composition with its creditors; (vi) the approval by a court of competent jurisdiction of a petition applicable to Tenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; (vii) appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant (provided such receiver shall not have been removed or discharged within sixty (60) days of the date of his qualification).

(f)

 (i) any administrator, custodian, trustee or other legally authorized person takes possession or control of any Leased Property or part thereof and continues in possession for ninety (90) days; (ii) any writ against any of the Leased Property is not released or bonded off within ninety (90) days; (iii) any judgment is rendered or proceedings are instituted against any Leased Property or Tenant which affect any Leased Property or any part thereof (other than a condemnation proceeding) which is not dismissed for ninety (90) days (except as otherwise provided in this Section); (iv) all or a substantial part of the assets of Tenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors and is not dismissed within sixty (60) days; (v) Tenant is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant from conducting all or a substantial part of its business or affairs and is not dismissed within sixty (60) days; or (vi) except as permitted by Section 18.18, a notice of lien, levy or assessment is filed of record with respect to all or any part of the property of Tenant and is not dismissed or bonded off within sixty (60) days.

(g)

The occurrence of an Event of Default under that certain Master Agreement of Lease dated October 17, 1991, between Landlord and National Healthcorp, L.P., as amended and assigned from time to time.

10.2.

Remedies.

  Landlord may exercise any one or more of the following remedies upon the occurrence of an Event of Default:

(a)

Landlord may terminate the applicable Lease, exclude Tenant from possession of the Leased Property and use reasonable efforts to lease the Leased Property to others.  If this Agreement is terminated pursuant to the provisions of this subparagraph (a), Tenant will remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant under the Lease for the balance of the Term if the Lease had not been terminated, less the net proceeds, if any, of any re-letting of the Leased Property by Landlord subsequent to such termination, after deducting all Landlord’s expenses in connection with such reletting, including without limitation, the expenses set forth in Section 10.2(b)(2) below.  Landlord will be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable under the Lease if the Lease had not been terminated and Landlord will be entitled to receive such damages from Tenant on each such day.  Alternatively, at the option of Landlord, if the Lease is terminated, Landlord will be entitled to recover from Tenant (A) the worth at the time of award of the unpaid Rent which had been earned at the time of termination; (B) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Tenant proves could reasonably have been avoided; (C) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of the Lease after the time of award exceeds the amount of such Rent loss that Tenant proves could reasonably be avoided; and (D) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result from such failure.  The “worth at the time of award” of the amount referred to in clauses (A) and (B) is computed at “present value” using New York Prime Rate.  For purposes of this Agreement, “New York Prime Rate” shall mean that rate of interest identified as prime or national prime by the Wall Street Journal, or if not published or found, then the rate of interest charged by the American bank with the greatest number of assets on ninety (90) day unsecured notes to its preferred customers.  The worth at the time of award of the amount referred to in clause (C) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award.  For the purpose of determining unpaid Rent under clause (C), the Rent reserved in the Lease will be deemed to be the sum of the following: (i) the Base Rent computed pursuant to Section 2.1; (ii) the Additional Rent pursuant to Section 2.2(b) based upon the amount of such Additional Rent for the month preceding the date of termination; and (iii) the Percentage Rent pursuant to Section 2.6 based upon the amount of the annualized Gross Revenues for the then Lease Year increased by three percent (3%) per annum, to the date on which the Lease would have expired if Landlord had not terminated the Lease, but not to exceed the product of one (1%) percent of the initial Base Rent multiplied by the number of years since 2014.

(b)

(1)  Without demand or notice, Landlord may re-enter and take possession of the Leased Property or any part of the Leased Property; and repossess the Leased Property as of the Landlord’s former estate; and expel the Tenant and those claiming through or under Tenant from the Leased Property; and, remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions.  If Landlord elects to re-enter, as provided in this paragraph (b) or if Landlord takes possession of the Leased Property pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, re-let the Leased Property or any part of the Leased Property, either alone or in conjunction with other portions of the Improvements of which the Leased Property are a part, in Landlord’s name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such terms and conditions (which may include concessions of free rent, and the alteration and repair of the Leased Property) as Landlord, in its uncontrolled discretion, may determine.  Landlord may collect and receive the Rents for the Leased Property.  Landlord will not be responsible or liable for any failure to re-let the Leased Property, or any part of the Leased Property, or for any failure to collect any Rent due upon such re-letting.  No such re-entry or taking Possession of the Leased Property by Landlord will be construed as an election on Landlord’s part to terminate this Lease unless a written notice of such intention is given to Tenant.  No notice from Landlord under this Lease or under a forcible entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically says so.  Landlord reserves the right following any such re-entry or re-letting, or both, to exercise its right to terminate this Lease by giving Tenant such written notice, and, in that event the Lease will terminate as specified in such notice.

(2)  If Landlord elects to take possession of the Leased Property according to this subparagraph (b) without terminating the Lease, Tenant will pay Landlord (i) the Rent and other sums which would be payable under the Lease if such repossession had not occurred, less (ii) the net proceeds, if any, of any re-letting of the Leased Property after deducting all of Landlord’s expenses incurred in connection with such re-letting, including without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, expenses of employees, alteration, remodeling, repair costs, and expenses of preparation for such re-letting.  If, in connection with any reletting, the new Lease term extends beyond the currently existing Term or the Leased Property covered by such re-letting include areas which are not part of the Leased Property, a fair apportionment of the Rent received from such re-letting and the expenses incurred in connection with such re-letting will be made in determining the net proceeds received from such re-letting.  In addition, in determining the net proceeds from such re-letting, any rent concessions will be apportioned over the term of the new Lease.  Tenant will pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing under this Agreement or the Lease would have been payable if possession had not been retaken, and Landlord will be entitled to receive the rent and other amounts from Tenant on each such day.

(c)

Landlord may re-enter the Leased Property and have, repossess and enjoy the Leased Property as if the Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

(d)

Upon the occurrence of any Event of Default under Section 10.1(a) involving a nonpayment, Tenant shall immediately sell, transfer and convey to Landlord or Landlord’s designee, and Landlord or Landlord’s designee, in its discretion, shall purchase the remaining usable consumable supplies, including food, drugs, medicine, materials and other supplies (the “Inventory”) and the usable equipment, machinery, furnishings, furniture, trade fixtures, appliances and other items of personal property (“FF&E”) necessary, appropriate or required for the operation and occupancy of each facility (a “Facility”) located on the Leased Property for an amount equal to the fair market value of such property as mutually agreed on between Landlord and Tenant. If Landlord and Tenant cannot mutually agree on the fair market value of such property then the fair market value shall be determined by the Landlord and Tenant each appointing an appraiser.  If the two appraisers cannot agree on the fair market value, then they shall appoint a third appraiser whose decision shall be final as to the fair market value.  Provided however, seven days worth of Inventory (as determined in the reasonable discretion of Tenant) shall be conveyed to Landlord at no cost.

(e)

Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property.

(f)

Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under the Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.

10.3.

Right of Set-Off.

  Landlord may, and is hereby authorized by Tenant, at any time and from time to time, after advance notice to Tenant, to set-off and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant under this Agreement and against any claims by Landlord against Tenant, whether or not Landlord has exercised any other remedies hereunder.  The rights of Landlord under this Section are in addition to any other rights and remedies Landlord may have against Tenant.

10.4.

Performance of Tenant’s Covenants.

  Landlord may perform any obligation of Tenant which Tenant has failed to perform within two (2) days after Landlord has sent a written notice to Tenant informing it of its specific failure.  Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the overdue Rate (as hereinafter defined).

10.5.

[Intentionally Deleted]

10.6.

Litigation; Attorneys’ Fees.

  Within ten (10) days after Tenant has knowledge of any litigation or other proceeding that may be instituted against Tenant, against the Leased Property to secure or recover possession thereof, or that may affect the title to or the interest of Landlord in the Leased Property, Tenant shall give written notice thereof to Landlord.  Tenant shall pay all reasonable costs and expenses incurred by Landlord in enforcing or preserving Landlord’s rights under this Agreement and each Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including without limitation, (i) the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; (ii) reasonable attorney, paralegal, consulting and witness fees and disbursements; and (iii) the expenses, including without limitation, lodging, meals, and transportation, of Landlord and its employees, agents.  attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith.  All such costs, charges and fees as incurred shall be deemed to be Additional Rent under this Lease.

10.7.

Remedies Cumulative.

  The remedies of Landlord herein are cumulative to and not in lieu of any other remedies available to Landlord at law or in equity.  The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.

10.8.

Escrows and Application of Payments.

  As security for the performance of its obligations hereunder Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Agreement and all deposits with utility companies, taxing authorities, and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred.  Any payments received by Landlord under any provisions of this Agreement during the existence, or continuance of an Event of Default shall be applied to Tenant’s obligations in the order which Landlord may determine.

10.9.

Power of Attorney.

  Tenant hereby irrevocably and unconditionally appoints Landlord, or Landlord’s authorized officer, agent, employee or designee, as Tenant’s true and lawful attorney-in-fact, to act, after an Event of Default, for Tenant in Tenant’s name, place, and stead, and for Tenant’s and Landlord’s use and benefit, to execute, deliver and file all applications and any and all other necessary documents or things, to effect a transfer, reinstatement, renewal and/or extension of any and all Licenses and other governmental authorizations issued to Tenant in connection with Tenant’s operation of the Leased Property, and to do any and all other acts incidental to any of the foregoing.  Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and is irrevocable prior to the full performance of the Tenant’s obligations under this Agreement and each Lease.

ARTICLE XI.
DAMAGE AND DESTRUCTION

11.1.

General.

  Tenant shall notify Landlord if any of the Leased Property is damaged or destroyed by reason of fire or any other cause.  Tenant shall promptly repair, rebuild, or restore the Leased Property, at Tenant’s expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable.  Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord’s approval, which approval Landlord will not unreasonably withhold or delay, complete and detailed plans and specifications for such repairs or rebuilding.  Promptly after receiving Landlord’s approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant’s reasonable control.  Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys’ fees.  Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord.  Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord’s approval a schedule setting forth the estimated monthly draws for such work.  Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work.  Landlord may, however, withhold ten percent (10%) from each payment until the work of repairing or rebuilding is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding.  Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant.  Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the Leased Property is reoccupied for any purpose.  Tenant shall complete such repairs or rebuilding free and clear of mechanic’s or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body.  Any remaining proceeds of insurance after such restoration will be Tenant’s property.

11.2.

Landlord’s Inspection.

  During the progress of such repairs or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding.  Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times.  If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications.  Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect.  Tenant’s obligations to supply insurance, according to Article IV, will be applicable to any repairs or rebuilding under this Section.

11.3.

Landlord’s Costs.

  Tenant shall, within thirty (30) days after receipt of an invoice from Landlord, pay the reasonable costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord’s attorneys in connection therewith; provided, however, that Landlord will consult with Tenant and notify Tenant of the estimated amount of such expenses.

11.4.

Substantial Damage During Lease Term.

  Provided Tenant has fully complied with Section 4.1 hereof (including actually maintaining in effect rental value insurance provided for in clause (c) thereof), if, at any time during the Term of the Lease, the Leased Property is so damaged by fire or otherwise that more than fifty (50%) percent of the licensed nursing home beds at the Leased Property are rendered unusable, Tenant may, within thirty (30) days after such damage, give notice of its election to terminate the Lease subject to the particular Leased Property and, subject to the further provisions of this Section, such Lease will cease on the tenth (l0th) day after the delivery of such notice.  If the Lease is so terminated, Tenant will have no obligation to repair, rebuild or replace the Leased Property, and the entire insurance proceeds will belong to Landlord.  If the Lease is not so terminated, Tenant shall rebuild the Leased Property in accordance with Section 11.1.

ARTICLE XII.
CONDEMNATION

12.1.

Total Taking.

  If, by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right (“Taking”), an entire Leased Property that is the subject of this Agreement is taken, or so much of the Leased Property is taken that the Leased Property cannot be used by Tenant for the purposes for which it was used immediately before the Taking, then the Lease will terminate on the earlier of the vesting of title to the Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority.  All damages awarded for such Taking under the power of eminent domain shall be the property of the Landlord, except for damages awarded as compensation for diminution in value of the leasehold in contrast to diminution in the value of the fee of the Leased Property.  Tenant shall also be entitled to any specific award made for loss of business or the relocation thereof.

12.2.

Partial Taking.

  If, after a Taking, so much of any Leased Property that is the subject of this Agreement remains that the Leased Property can be used for substantially the same purposes for which it was used immediately before the Taking, then (i) the Lease will end as to the part taken on the earlier of the vesting of title to the Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority; (ii) Base Rent for so much of the Leased Property as remains will be reduced on a pro rata basis by an amount equal to the difference between the number of available nursing beds remaining after the Taking and the number of available nursing beds before the Taking; (iii) at its cost, Tenant shall restore so much of the Leased Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; (iv) upon completion of the restoration, or upon Tenant’s request at intervals during the restoration process, in accordance with the procedure set forth in Section 11.1, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, attorneys’, appraisers’, and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Leased Property), or Tenant’s actual out-of-pocket costs of restoring the Leased Property; and (v) Landlord shall be entitled to the balance of the net award.

ARTICLE XIII.
TENANT’S PROPERTY

13.1.

Tenant’s Property.

  Tenant shall install, place, and use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to the Fixtures as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property as a nursing home or medical care facility.  All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties (other than Landlord) is hereinafter referred to as “Tenant’s Property”.

13.2.

Requirements for Tenant’s Property.

  Tenant shall comply with all of the following requirements in connection with Tenant’s Property:

(a)

Tenant shall notify Landlord within one hundred twenty (120) days after each anniversary of this Agreement of any additions, substitutions, or replacements of any item of Tenant’s Property which individually has a cost of more than $10,000.00 and shall furnish Landlord with such other information as Landlord may reasonably request from time to time.

(b)

Tenant’s Property shall be installed in a good and workmanlike manner, in compliance with all governmental laws, ordinances, rules, and regulations and all insurance requirements, and be installed free and clear of any mechanic’s liens.

(c)

Tenant shall, at Tenant’s sole cost and expense, maintain, repair, and replace Tenant’s Property and the Fixtures to the extent required to operate the Property as a nursing home or medical care facility.

(d)

Tenant shall, at Tenant’s sole cost and expense, keep Tenant’s Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than ninety percent (90%) of the then full replacement cost thereof.  Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant’s Property.  The insurance shall meet the requirements of Section 4.3.

(e)

Tenant shall pay all taxes applicable to Tenant’s Property.

(f)

If Tenant’s Property is damaged or destroyed by fire or any other cause, Tenant shall promptly repair or replace Tenant’s Property unless Tenant is entitled to and elects to terminate the Lease pursuant to Section 11.4.

(g)

Unless an Event of Default (or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) has occurred and remains uncured beyond any applicable grace period, Tenant may remove Tenant’s property from the Leased Property from time to time provided that (i) the items removed are not required to operate the Leased Property as a licensed nursing home facility (unless such items are being replaced by Tenant); and (ii) Tenant repairs any damage to the Leased Property resulting from the removal of Tenant’s Property.

(h)

Tenant shall remove Tenant’s Property upon termination or expiration of the Lease (except as otherwise limited by Article X hereunder) and shall repair any damage to the Leased Property resulting from the removal of Tenant’s Property.  If Tenant fails to remove Tenant’s Property within ninety (90) days after the termination or expiration of the Lease, then Tenant shall be deemed to have abandoned Tenant’s Property, Tenant’s Property shall become the property of the Landlord, and Landlord may remove, store and dispose of Tenant’s Property.  In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord.  Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing and disposing of Tenant’s Property and repairing any damage caused by such removal.  Tenant’s obligations hereunder shall survive the termination or expiration of the Lease.

(i)

Tenant shall perform its obligations under any equipment lease or security agreement for Tenant’s Property.

ARTICLE XIV.
ASSIGNMENT AND SUBLETTING; ATTORNMENT

14.1.

Subletting and Assignment; Attornment.

  Subject to the provisions of Section 14.3 below and any other express conditions or limitations set forth herein, Tenant may, without the consent of Landlord, (i) assign this Agreement or sublet all or any part of any Leased Property to any Affiliate of Tenant, or (ii) sublet all or any part of any Leased Property (a) in the normal course of the conduct of Tenant’s business on the Leased Property (such as but not limited to leasing of space for major moveable equipment or functional departments such as pathology, pharmacy and radiology), or (b) as to less than an aggregate of 20% of the rentable square footage of the buildings on any Leased Property, to concessionaires or other third party users or operators of portions of the Leased Property which are reasonably related to the health-care industry or which provide direct services for patients or employees of the Leased Property.  Landlord shall not unreasonably withhold its consent to any other or further subletting or assignment, provided that (a) in the case of a subletting, the sublessee shall comply with the provisions of Section 14.2(b) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such sublessee or assignee, as the case may be, in form and substance satisfactory to the Landlord, shall be delivered promptly to Landlord, and (d) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder.

14.2.

Attornment.

  Tenant shall insert in each sublease permitted under Section 14.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Agreement and to the rights of Landlord hereunder, (b) in the event this Agreement shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlord’s option, attorn to Landlord and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Agreement, and (c) in the event the sublessee receives a written notice from Landlord or Landlord’s assignees, if any, stating that Tenant is in Default under this Agreement, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct.  All rentals received from the sublessee by Landlord or Landlord’s assignees, if any, as the case may be, shall be credited against the amounts owing by Tenant under this Agreement.

14.3.

Sublease Limitation.

  Anything contained in this Agreement to the contrary notwithstanding, Tenant shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the sublessee, or (ii) any other manner such that any portion of the sublease rental received by Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Internal Revenue Code of 1986 as amended (the “Code”), or any similar or successor provisions thereto.

ARTICLE XV.
RIGHT OF FIRST REFUSAL

15.1.

Rights of First Refusal.

(a)

Subject to the terms and conditions set forth in this Section 15.1, Tenant shall have a right of first refusal to purchase any Leased Property (the “Purchase Refusal Right”). If during the Term or for a period of six (6) months following termination of the Lease, Landlord receives a bona fide third party offer to purchase any Leased Property, Landlord shall, prior to accepting such third party offer, send written notice thereof to Tenant (“Landlord’s Notice”) along with a copy of such offer, and further setting forth in detail all of the terms and conditions of such third party offer, including the price, time for closing, and any contingencies. Tenant shall have fifteen (15) days after receipt of Landlord’s Notice to exercise Tenant’s Purchase Refusal Right, by giving Landlord written notice thereof. Failure of Tenant to exercise the Purchase Refusal Right within such time period set forth above shall be deemed to extinguish the Purchase Refusal Right. Thereafter, Landlord may sell such Leased Property to such third party on the same terms and conditions as set forth in the Landlord’s Notice and, to the extent that this Lease has not terminated, subject to all terms and conditions of this Lease, including but not limited to the Purchase Option. Tenant’s Purchase Refusal Right shall revive in the event that Landlord fails to close such third party offer. In the event that Tenant elects to exercise the Purchase Refusal Right and to purchase the Leased Property thereby, (i) Tenant shall purchase such Leased Property on the same terms and conditions and subject to all time periods and other limitations as provided in Landlord’s Notice, and (ii) concurrently with such purchase, the Lease of such Leased Property shall terminate (but Tenant shall remain liable to pay any unpaid Rent with respect to such Leased Property and all indemnifications and other provisions that survive the expiration of any Lease or of this Agreement shall continue in effect), and this Agreement shall be appropriately amended to reflect the termination of such Lease.

(b)

Subject to the terms and conditions set forth in this Section 15.1, Tenant shall have a right of first refusal to lease any Leased Property (the “Lease Refusal Right”). If during the Term or within six (6) months thereafter Landlord receives a bona fide third party offer to lease any Leased Property after expiration of the Lease to Tenant, Landlord shall, prior to accepting such third party offer, send written notice thereof to Tenant (“Landlord’s Notice”) along with a copy of such offer, and further setting forth in detail all of the terms and conditions of such third party offer, including the rent. Tenant shall thereafter have thirty (30) days after the date of Landlord’s Notice to exercise Tenant’s Lease Refusal Right, by giving Landlord written notice thereof. Failure of Tenant to exercise the Lease Refusal Right within such time period set forth above shall be deemed to extinguish the Lease Refusal Right. Thereafter, Landlord may lease such Leased Property to such third party on the same terms and conditions as set forth in the Landlord’s Notice.  Tenant’s Lease Refusal Right shall revive in the event that Landlord fails to close such third party offer. In the event that Tenant elects to exercise the Lease Refusal Right and to lease the Leased Property thereby, Tenant shall lease such Leased Property on the same terms and conditions and subject to all time periods and other limitations as provided in Landlord’s Notice.

ARTICLE XVI.
ARBITRATION

16.1.

Arbitration.

  Except with respect to the payment of Base Rent hereunder, in case any controversy shall arise between the parties hereto as to any of the requirements of this Lease or the performance thereof, which the parties shall be unable to settle by agreement or as otherwise provided herein, such controversy shall be determined by arbitration to be initiated and conducted as provisions of this Article XVI.

16.2.

Appointment of Arbitrators.

  The party or parties requesting arbitration shall serve upon the other a demand therefor, in writing, specifying the matter to be submitted to arbitration, and nominating some competent disinterested person to act as an arbitrator; within twenty (20) days after receipt of such written demand and notification, the other party shall, in writing, nominate a competent disinterested person and the two (2) arbitrators so designated shall, within ten (10) days thereafter, select a third arbitrator and give immediate written notice of such selection to the parties and shall fix in said notice a time and place for the first meeting of the arbitrators, which meeting shall be held as soon as conveniently possible after the selection of all arbitrators at which time and place the parties to the controversy may appear and be heard.

16.3.

Third Arbitrator.

  In case the notified party or parties shall fail to make a selection upon notice, as aforesaid, or in case the first two (2) arbitrators selected shall fail to agree upon a third arbitrator within ten (10) days after their selection, then such arbitrator or arbitrators, may, upon application made by either of the parties to the controversy, after twenty (20) days’ written notice thereof to the other party or parties, be appointed by the Senior Judge of the United States District Court having jurisdiction of controversies litigated in Nashville Tennessee.

16.4.

Arbitration Procedure.

  Said arbitrators shall give each of the parties not less than ten (10) days’ written notice of the time and place of each meeting at which the parties or any of them may appear and be heard and after hearing the parties in regard to the matter in dispute and taking such other testimony and making such other examinations and investigations as justice shall require and as the arbitrators may deem necessary, they shall decide the question submitted to them; and the decision of said arbitrators in writing signed by a majority of them shall be final and binding upon the parties to such controversy.  In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Agreement or of any applicable Lease.

16.5.

Expenses.

  The expenses of such arbitration shall be divided between Landlord and Tenant unless otherwise specified in award.  Each party in interest shall pay the fees and expenses of its own counsel.

ARTICLE XVII.
QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT, BOND
FINANCING AND ESTOPPEL CERTIFICATES

17.1.

Quiet Enjoyment.

  So long as Tenant performs all of its obligations under this Agreement and each Lease, Tenant’s possession of the Leased Property will not be disturbed by or through Landlord.

17.2.

Subordination.

  This Agreement and Tenant’s rights under this Agreement are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Agreement is superior.  This provision will be self-operative, and no further instrument or subordination will be required in order to effect it.  However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this Section, to confirm or effect any such subordination.  If Tenant fails or refuses to execute, acknowledge, and deliver any such document within twenty (20) days after written demand, Landlord may execute, acknowledge and deliver any such document on behalf of Tenant as Tenant’s attorney-in-fact.  Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this Section.  This power of attorney is coupled with an interest and is irrevocable.

17.3.

Attornment; Non-Disturbance.

  If any holder of any mortgage, indenture, deed of trust, or other similar instrument described in Section 17.2 succeeds to Landlord’s interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease.  Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease.  The successor in interest will not be bound by (i) any payment of Rent for more than one (1) month in advance; (ii) any amendment or modification of this Lease made without its written consent; (iii) any claim against Landlord arising prior to the date on which the successor succeeded to Landlord’s interest; or (iv) any claim or offset of Rent against the Landlord.  Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment.  If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within twenty (20) days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant’s attorney-in-fact.  Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document.  This power of attorney is coupled with an interest and is irrevocable.

Landlord shall use reasonable efforts to obtain a non-disturbance agreement from any such party referred to above which provides that in the event such party succeeds to Landlord’s interest under the Lease and provided that no Event of Default by Tenant exists, such party will not disturb Tenant’s possession, use or occupancy of the Leased Property.

17.4.

Estoppel Certificates.

  At the request of Landlord or any mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: (i) that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; (ii) the date to which Rent and other charges have been paid; (iii) that neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default, if that be the case, or specifying any existing default; (iv) that Tenant has accepted and occupies the Leased Property; (v) that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; (vi) that the Landlord has no outstanding construction or repair obligations; and (vii) such other information as may reasonably be requested by Landlord or any mortgagee or purchaser.  Any purchaser or mortgagee may rely on this estoppel certificate.  If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) days after the request of the Landlord, then Tenant shall be deemed to have certified that (a) the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; (b) Tenant has not prepaid any Rent or other charges except for the current month; (c) Tenant has accepted and occupies the Leased Property; (d) neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; (e) Landlord has no outstanding construction or repair obligation, and (f) Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord.  Tenant hereby irrevocably appoints Landlord as Tenant’s attorney-in-fact to execute, acknowledge and deliver on Tenant’s behalf any estoppel certificate which Tenant does not object to within twenty (20) days after Landlord sends the certificate to Tenant.  This power of attorney is coupled with an interest and is irrevocable.

ARTICLE XVIII.
EXPIRATION OR TERMINATION OF THE LEASE

At the expiration or termination of this Lease and assuming Tenant does not exercise the Purchase Option defined in Section 19.1 below, the following provisions shall apply:

18.1.

Inventory/Personal Property.

  Tenant shall sell, transfer and convey to Landlord or Landlord’s designee, and Landlord or Landlord’s designee, shall purchase, the Inventory and FF&E on the same terms as provided in Section 10.2(d).

18.2.

Tenant’s Proprietary Property.

  At the end of the Term of the Lease, Landlord shall not succeed to the ownership of either the accounts receivable of Tenant or any proprietary property of Tenant, including but not limited to, printed materials (such as operating manuals, policies, procedures, and training manuals), computer software (unless used for administration of patient records or operations) developed by Tenant.

18.3.

Records.

  Subject to applicable laws governing confidentiality of patient records, Tenant shall transfer and convey to Landlord or Landlord’s designee  the files and records, including, but not limited to, correspondence with patients, tenants, or suppliers, books of account, employment records, patient files, records pertaining to supplies, advertising records, files, the paperless record system and all items recorded therein, and literature and other written materials of Tenant relating to each Facility Property (collectively the “Records”).

18.4.

Bill of Sale.

  Tenant shall execute a Bill of Sale in favor of Landlord in the form of Exhibit A with respect to the assets being conveyed to Landlord or Landlord’s designee pursuant to this Article.

18.5.

Licenses.

  To the extent not then prohibited by law, unless otherwise directed by Landlord, upon the expiration or termination of the Term, Tenant shall use reasonable good faith efforts to (i) transfer to Landlord or Landlord’s nominee (or to cooperate with Landlord or Landlord’s nominee) in connection with the processing by Landlord or Landlord’s nominee of any applications for all  Licenses  then in effect which relate to the operation of the Leased Property or any Facility and/or cooperate with Landlord or its nominee in their efforts to secure Licenses for which Landlord or its nominee wishes to apply and which may be required by Landlord or Landlord’s nominee relating to the ownership and operation of the Leased Property or any Facility located thereon and (ii) file all final cost reports, if any, relating to Tenant’s operation of the Property or any Facility.

18.6.

Assignment of Contracts and Leases.

  Upon the expiration or earlier termination of the Term, Tenant shall execute in favor of the Landlord as to the Leased Property, an Assignment of Contracts and Leases in form reasonably acceptable to Landlord.

18.7.

Cooperation.

  In addition, Tenant shall cooperate with Landlord in order to ensure a smooth transfer without interruption of the operation of the Facilities to Landlord or Landlord’s nominee.  Such cooperation shall include, without limitation, turning over (i) all Records and other information which are in the possession of Tenant or any Affiliate of Tenant with respect to the residents of the Facilities (subject to applicable laws governing confidentiality of patient records), Tenant agreeing, however, that Tenant’s cooperation shall include cooperation in facilitating requests to the residents of the Facilities to consent to the transfer of such  records), and (ii) a cash amount equal to all prepaid income, rents, and revenues of any kind with respect to the  Leased Property, including, but not limited to, security deposits, rents and other sums paid by patients covering any period from and after the date of such expiration or termination, but reduced to the extent and amount any such prepaid items must be, and are, refunded to the payor(s) by Tenant.

18.8.

Operations Transfer Agreement.

    Upon the expiration or earlier termination of the Term, at the request of Landlord or its nominee, Tenant shall enter into an Operations Transfer Agreement (an “O.T.A.”) with the successor operator of the Leased Property in form and substance as requested by Landlord as customary in the skilled nursing industry.

ARTICLE XIX.
PURCHASE OPTION

19.1.

Purchase Option.

  Landlord hereby grants to Tenant the right and option to purchase the Leased Property at any time after the 12th anniversary of the Commencement Date (the “Purchase Option”) until the expiration of the Term of the Lease subject to the terms set forth below:

(a)

There shall be no defaults or Events of Defaults hereunder.

(b)

Tenant may exercise the Option by giving Landlord six months notice of such Purchase Option exercise, and the closing of the sale and purchase shall occur in 180 days or on such date as otherwise agreed to by the parties (the “Closing Date”).

(c)

In the event Tenant gives notice of its election to purchase the Leased Property but fails to close the purchase of the Leased Property within the time allowed herein, Tenant shall be liable for all of Landlord’s documented costs and expenses relating to the Tenant’s election to exercise the Purchase Option, including, but not limited to, reasonable attorneys’ fees.

(d)

The purchase price shall be Forty-Nine Million Dollars ($49,000,000).

(e)

The Purchase Option shall not be assignable by Tenant other than to an Affiliate.

(f)

The Purchase Option is in addition to the Purchase Refusal Right detailed in Article XV.

19.2.

Closing.

  The applicable purchase price shall be paid in full at the closing although Tenant may, at its option, use all or any portion of the purchase price as may be necessary to discharge any mortgages or other liens or encumbrances affecting Landlord's interest in the Leased Property.

(a)

At the closing, Landlord shall convey to Tenant or its nominee by quitclaim deed, quitclaim bill of sale and assignment, all of Landlord's right, title and interest to the Leased Property (including, without limitation, all Licenses, to the extent assignable), but free and clear of all mortgages, deeds of trust, liens and other encumbrances whatsoever, excepting real estate taxes not yet due and payable, easements, restrictive covenants and other matters encumbering the  Leased Property on the Commencement Date.  In all other respects, the sale by Landlord shall be on a “where is, as is” basis with no representations, warranties or indemnifications.  Upon such conveyance neither party shall have any further rights or obligations hereunder. Tenant shall, however, cure any monetary Event of Default as of the closing date.

(b)

The closing costs and expenses in connection with the transfer of the Leased Property to Tenant or its nominee, including, but not limited to, real property conveyance or transfer fees or deed stamps, title search fees, title insurance commitment fees, and title insurance premiums, survey fees, environmental assessment fees, recording fees and the fees of any escrow agent shall be paid by Tenant.  Tenant and Landlord shall each be solely responsible for their own legal fees incurred in connection with the transfer of the Leased Property to Tenant.   Landlord shall be solely responsible for Landlord's legal fees incurred in clearing any encumbrances or exceptions to title to any portion of the Leased Property (other than any such matter created by Tenant) which title matter Landlord is required to have cleared or removed pursuant to this Section.

(c)

If the Leased Property is damaged to such an extent that Tenant exercises its right to terminate under Article XI, the Tenant may terminate its obligation to purchase the Property if the Tenant has exercised the Purchase Option.  The Tenant shall be entitled to all insurance proceeds, if the Tenant purchases the Leased Property. If the Tenant elects not to purchase the Leased Property, the applicable Lease provisions shall apply.

(d)

If Landlord shall be unable to give title and make conveyance as required hereunder for any reason beyond Landlord's control (after Landlord uses reasonable efforts to perform) and without such inability being a default by Landlord, the obligations of both parties under this Purchase Option shall terminate; provided, however, that Tenant may, at Tenant's election, accept such title as Landlord is able to convey, without warranty as to known defects and without reduction of the Purchase Price.

(e)

In the event any portion of the Leased Property is taken by eminent domain after the Tenant exercises the Purchase Option, the Tenant shall have the option to either (i) terminate the exercise of the Purchase Option and the provisions of this Article shall become null and void or (ii) consummate the purchase of the Leased Property and pay the full Purchase Price and receive an assignment and transfer of all condemnation awards paid or payable with respect to such taking. In addition, if the taking occurs prior to Tenant’s exercise of the Purchase Option, Tenant may exercise the Purchase Option and the foregoing provisions shall apply.

(f)

In the event of a default by either party hereunder, the other party shall have the right to seek specific performance.

(g)

Landlord and Tenant agree that there shall be no adjustment for real estate taxes or assessments constituting a lien on the Leased Property.  Rent and other amounts due and payable hereunder shall be prorated up to the Closing Date.  The Tenant shall pay the cost of the documentary tax stamps to record the deed and all other adjustments shall be made in accordance with Tennessee law and custom.

(h)

To enable Landlord to make conveyance as herein provided, Landlord may, on the closing date, use the purchase money or any portion thereof to clear the title of any or all encumbrances or interests.

(i)

Upon the recording of the aforesaid deed, all of the Landlord's right, title and interest in this Lease will be deemed to have been conveyed and transferred to the grantee in the deed.

ARTICLE XX.
INTENTIONALLY DELETED

ARTICLE XXI.
MISCELLANEOUS

21.1.

Notices.

  Landlord and Tenant hereby agree that all notices, demands, requests, and consents (hereinafter “notices”) required to be given pursuant to the terms of this Lease shall be in writing shall be addressed as follows:

If to Tenant:

National HealthCare Corporation

100 Vine Street

Suite 1400, City Center

Murfreesboro, Tennessee 37130

With a copy to:

John Lines

National HealthCare Corporation

100 Vine Street

Suite 1400, City Center

Murfreesboro, Tennessee 37130

If to Landlord:

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

With a copy to:

John Brittingham

Harwell Howard Hyne Gabbert & Manner, P.C.

333 Commerce Street, Suite 1500

Nashville, Tennessee 37201

and shall be served by (i) personal delivery, (ii) certified mail, return receipt requested, postage prepaid, or (iii) nationally recognized overnight courier.  All notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing, or one (1) business day after deposit with the overnight courier.  Any notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received.  Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.

21.2.

Advertisement of Leased Property.

  In the event the parties hereto have not executed a renewal lease of any Leased Property within ninety (90) days prior to the expiration of the Term, then Landlord or its agent shall have the right to enter such Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing one hundred eighty (180) days prior to the expiration of the Term “for sale” or “for rent” notices or signs.

21.3.

Entire Agreement.

  This Agreement and the individual Leases contain the entire agreement between Landlord and Tenant with respect to the subject matter hereof and thereof.  No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease.

21.4.

Severability.

  If any term or provision of this Agreement is held or deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Agreement and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the Rents therefor, in which event the Lease for such Leased Property shall forthwith terminate as if by expiration of the Term.

21.5.

Captions and Headings.

  The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

21.6.

Governing Law.

 This Lease as to the Facility shall be governed by and construed in accordance with the laws of the State of Tennessee as to all matters other than (i) those matters relating to the enforcement or exercise of any possessory or summary remedies of Landlord which shall be governed by the laws of the State where each Facility is located and (ii) matters which under applicable procedural conflicts of laws rules require the application of the laws of the State where each Facility is located.

21.7.

Recording of Lease.

  Tenant shall not record this Agreement.  Tenant may, however, record a memorandum of Lease approved by Landlord; provided, however, such lease shall not disclose the Base Rent or other economic terms of the Lease.

21.8.

Waiver.

  No waiver by Landlord of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord’s right to terminate this Agreement or exercise any other remedy granted herein on account of such existing default.

21.9.

Binding Effect.

  This Agreement and each Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

21.10.

Authority.

  The persons executing this Agreement on behalf of Tenant warrant that (a) Tenant has the power and authority to enter into this Agreement or such Lease; (b) Tenant is qualified to do business in the state in which the Leased Property is located; and (c) they are authorized to execute this Lease on behalf of Tenant.  Tenant shall, at the request of Landlord, provide evidence satisfactory to Landlord confirming these representations.

21.11.

Transfer of Permits, Etc.

  Upon the expiration or earlier termination of the Term hereof, Tenant shall transfer and relinquish to Landlord or Landlord’s nominee and cooperate with Landlord or Landlord’s nominee in connection with the processing by Landlord or such nominee of all Licenses, operating permits, certificates of need and other governmental authorization and all contracts, the nursing home and/or health care facility license, and any other contracts with governmental or quasi-governmental entities which may be necessary or appropriate for the operation by Landlord or such nominee of the Leased Property for the purposes of operating a nursing home and health care facility; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Landlord or Landlord’s nominee.  Any such permits, Licenses, certificates and contracts which are held in Landlord’s name now or at the termination of the Lease shall remain the property of Landlord.  To the extent permitted by law, Tenant hereby irrevocably appoints Landlord, its successors and assigns and any nominee or nominees specifically designated by Landlord or any successor or assign as Tenant’s attorney-in-fact to execute, acknowledge, deliver and file all documents appropriate to such transfer or processing of any such application on behalf of Tenant; this power of attorney is coupled with an interest and is irrevocable.

21.12.

Modification.

  This Agreement may only be modified by a writing signed by both Landlord and Tenant.

21.13.

Incorporation by Reference.

  All schedules and exhibits referred to in this Agreement are incorporated into this Agreement.

21.14.

No Merger.

  The surrender of this Agreement by Tenant or the cancellation of this Agreement by agreement of Tenant and Landlord or the termination of this Agreement  on account of Tenant’s default will not work a merger, and will, at Landlord’s option, terminate any subleases or operate as an assignment to Landlord of any subleases.  Landlord’s option under this paragraph will be exercised by notice to Tenant and all known subtenants of any applicable Leased Property.

21.15.

Laches.

  No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

21.16.

Waiver of Jury Trial.

  To the extent that there is any claim by one party against the other that is not to be settled by arbitration as provided in Article XVI hereof, Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the Leased Property (except claims for personal injury or property damage).  If Landlord commences any summary proceeding for nonpayment of Rent, Tenant will not interpose, and waives the right to interpose, any counterclaim in any such proceeding.

21.17.

Permitted Contests.

  Tenant, on its own or on Landlord’s behalf (or in Landlord’s name), but at Tenant’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any legal requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; (ii) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (iii) in the case of a legal requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such Proceedings; (iv) in the event that any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000.00), Tenant shall deliver to Landlord and its counsel an opinion of Tenant’s counsel to the effect set forth in clauses (i), (ii) and (iii), to the extent applicable; (v) in the case of a legal requirement and/or an Imposition, lien, encumbrance, or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this Section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; (vi) in the case of an insurance requirement, the coverage required by Article IV shall be maintained: and (vii) if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable legal requirement or insurance requirement.  Landlord, at Tenant’s expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein.  Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.

21.18.

Construction of Lease.

  This Agreement has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors.  Landlord, Tenant, and their advisors believe that this Agreement is the product of all their efforts, that they express their agreement, and agree that they shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing such document.

21.19.

Counterparts.

  This Agreement and each Lease may be executed in duplicate counterparts, each of which shall be deemed an original hereof or thereof.

21.20.

Relationship of Landlord and Tenant.

  The relationship of Landlord and Tenant is the relationship of lessor and lessee.  Landlord and Tenant are not partners, joint venturers, or associates.

21.21.

Custody of Escrow Funds.

  Any funds paid to Landlord in escrow hereunder may be held by Landlord or, at Landlord’s election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency.  The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.

21.22.

Landlord’s Status as a REIT.

  Tenant acknowledges that Landlord intends to elect to be taxed as a real estate investment trust (“REIT”) under the Code.  Tenant shall not do anything which would adversely affect Landlord’s status as a REIT.  Tenant hereby agrees to modifications of this Lease which do not materially adversely affect Tenant’s rights and liabilities if such modifications are required to retain or clarify Landlord’s status as a REIT.

21.23.

Sale of Real Estate Assets.

  Notwithstanding any other provision of this Agreement, Landlord shall not be required to sell or transfer Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(6) of the Code, to Tenant if Landlord’s counsel advises Landlord that such sale or transfer may not be a sale of property described in Section 857(b)(6)(C) of the Code.  If Landlord determines not to sell such property pursuant to the above sentence, Tenant’s right, if any, to purchase the Leased Property shall continue and be exercisable at such time as the transaction, upon the advice of Landlord’s counsel, would be a sale of property described in Section 857(b)(6)(C) of the Code.

21.24.

Rights of First Refusal

.  The counties in which the Leased Property is located shall not be subject to the rights of first refusal contained in Section 13.02 in Amendment No. 5 to the Master Agreement to Lease dated December 27, 2005 between National Health Investors, Inc. and National HealthCare Corporation.

(Signature Page to Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

LANDLORD:

NHI-REIT OF NORTHEAST, LLC

By: /s/ J. Justin Hutchens

Name:  J. Justin Hutchens

Title:  President

STATE OF TENNESSEE

)

COUNTY OF RUTHERFORD

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, J. Justin Hutchens with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the President of NHI-REIT of Northeast, LLC, the within named bargainor, a Delaware limited liability company and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as such President.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

TENANT:

NHC/OP, L.P.

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

NATIONAL HEALTHCARE CORPORATION

By: /s/ John K. Lines

Name:

John Lines

Title:

SVP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of National Healthcare Corporation, the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

The Subtenants sign below to acknowledge that they are the owners of the personal property, including, but not limited to, furniture, equipment and inventory, and by signing below agree that the provisions of Section 10.2(d) and Section 18.8 shall apply to them as well as to the Tenant and that the provisions of Section 2.8 shall apply to them.

SUBTENANTS:

BUCKLEY HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of Buckley HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

HOLYOKE HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of Holyoke HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

JOHN ADAMS HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of John Adams HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

TAUNTON HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of Taunton HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

HEARTLAND HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of Heartland HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

PEARL STREET HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of Pearl Street HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

VILLA CREST HEALTHCARE CENTER, LLC

By:  NHC/OP, L.P.

Its:  Managing Member

By:  NHC Delaware, Inc.

Its:  General Partner

By: /s/ Stephen F. Flatt

Name:

Steve Flatt

Title:

VP

STATE OF TENNESSEE

)

COUNTY OF _____________

)

Personally appeared before me, the undersigned, a Notary Public of said county and state, ________________________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the ______________________ of NHC Delaware, Inc. the general partner of NHC/OP, L.P. the Managing Member of Villa Crest HealthCare Center, LLC the within named bargainor, and that he, as such ________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _________________________.

Witness my hand this _____ day of __________________.

_________________________________________

Notary Public

My Commission Expires: ____________________

SCHEDULE A

Leased Property

EPSOM MANOR/HEARTLAND PLACE

901 Suncook Valley Hwy, Epsom, NH

Tract I

All that piece or parcel of property situate in the Town of Epsom, County of Merrimack, State of New Hampshire, as shown on a plan entitled “ALTA/ACSM Survey, Epsom Manor (Tax Map U-5, Lot 27), Route 28, Epsom, New Hampshire” (two sheets), dated April 1996, last revised June 24, 1996; prepared by Costello, Lomasney & deNapoli, Inc., and recorded in the Merrimack County Registry of Deeds as Plan #13670; bounded and described as follows:

Beginning at a point on the northwesterly highway line of New Hampshire Route 28 (having a 100 foot right-of-way at this point) at its intersection with the division line between the parcel herein described on the northeast and land now or formerly of TwinStar Cable, Inc. (TM U-5, Lot 26) on the southwest; said point being the southeasterly corner of the parcel herein described and marked with an iron pin;

Thence, northwesterly along said land of TwinStar Cable, Inc. and land of N.E. Investment 1, Ltd. (TM U-5, Lot 23) on a bearing of North 51° 39' 09” West, a distance of 932.47 feet to a point marked by a wood hub in a pile of stones;

Thence, further northwesterly along said land of N.E. Investment 1, Ltd., on a bearing of North 51° 33' 48” West, a distance of 570.84 feet to a point marked by an iron pin in a pile of stones, on the division line between the parcel herein described on the southeast and land now or formerly of James Robert Carpenter and the Estate of John T. Carpenter (TM U-6, Lot 1) on the northwest;

Thence, northeasterly along said land of Carpenter on a bearing of North 43° 18' 49” East, a distance of 844.66 feet to a point on the southwesterly highway line of New Hampshire Route 9 and U.S. Routes 4 and 202; said point being a distance of 1.01 feet southwesterly from an iron pin, and being a distance of 3.65 feet southwesterly from a stone bound;

Thence, southeasterly along said highway line on a bearing of South 52° 43' 38” East, a distance of 16.33 feet to a point on the division line between the parcel herein described on the northwest and land now or formerly of D. Frank Duris (TM U-5, Lot 39) on the southeast;

Thence, southwesterly along said land of Duris on a bearing of South 43° 18’ 49” West, a distance of 249.32 feet to a point marked by an iron pin; said pin being approximately 3.3 feet distant southwesterly from an iron pin found;

Thence, southeasterly along said land of Duris and lands of Armond J. Nolin, III and Vikki J. Nolin (TM U-5, Lot 38), Albert A. Beaudoin, Sr. and Susan J. Beaudoin (TM U-5, Lot 37), Robert A. May, Jr. (TM U-5, Lot 36), Frederick Robert Carrick and Eve Carrick (TM U-5, Lot 35), and Michael R. Chasse (TM U-5, Lot 34) on a bearing of South 55° 23' 13” East, a distance of 769.33 feet to a point on the division line between the parcel herein described on the

Epsom Manor/Heartland Place

southwest and land now or formerly of Betty Ann Audet (TM U-5, Lot 32) on the northeast, said point being marked by an iron pipe;

Thence, further southeasterly along said land of Audet on a bearing of South 54° 24' 40” East, a distance of 100.00 feet to a point on the division line between the parcel herein described on the west and other land of Betty Ann Audet (TM U-5, Lot 31) on the east; said point being marked by an iron pin;

Thence, southerly along said land of Audet on a bearing of South 00° 16' 02” West, a distance of 225.70 feet to a point marked by a drill hole in a boulder.

Thence, southeasterly further along said land of Audet on a bearing of South 70° 35' 44” East, a distance of 70.96 feet to a point on the division line between the parcel herein described on the southwest and land now or formerly of Raymond W. and Dorothy Regina Towle (TM U-5, Lot 30) on the northeast; said point being marked by an iron pin;

Thence, further southeasterly along said land of Towle and land now or formerly of Lawrence M., Regina M., and Steven A. Wiley (TM U-5, Lot 29) on a bearing of South 67° 45' 06” East, a distance of 274.96 feet to a point on the westerly line of Old New Hampshire Route 28; said point being marked by an iron pin;

Thence, southeasterly, northerly, and southeasterly in that order across said Old New Hampshire Route 28 on the following courses: South 67° 45' 06” East, a distance of 25.04 feet; North 25° 21' 20” East, a distance of 37.76 feet; South 28° 34' 47” East, a distance of 30.93 feet to a point on the division line between the parcel herein described on the west and land now or formerly of Frederick A. and Eleanor M. Noyes (TM U-5, Lot 28) on the east; said point being marked by an iron pin.

Thence, further southeasterly along said land of Noyes on a bearing of South 28° 34' 47” East, a distance of 176.24 feet to a point; said point being marked by an iron pin.

Thence, further southeasterly along said land of Noyes on a bearing of South 68° 42' 12” East, a distance of 70.27 feet to a point on the northwesterly highway line of New Hampshire Route 28 (said right-of-way being 66 feet at this point); said point being marked by an iron pin;

Thence, southwesterly along said highway line a bearing of South 54° 17' 48” West, a distance of 336.85 feet to a point near a New Hampshire highway bound;

Thence, northwesterly and southwesterly further along said highway line on the following courses: North 35° 42' 12” West, a distance of 17.00 feet to an iron pin; South 54° 17' 48” West, a distance of 244.19 feet to the point or place of beginning.

INCLUDED IN THE ABOVE DESCRIPTION OF TRACT 1, BUT EXCLUDED FROM THIS CONVEYANCE IS THE FOLLOWING DESCRIBED TRACT OF LAND.

A certain tract or parcel of land, together with any buildings and improvements now or hereafter located thereon, situated in the Town of Epsom, County of Merrimack and State of New Hampshire, shown as 27,929 Sq. Ft. to be annexed to Tax Map U-5 Lot 28 on a plan of land entitled “Lot Line Adjustment Plat, Land of Epsom Corners Development Corp. Tax Map U-5 Lot 28 and Elder Trust of Florida, Inc. Tax Map U-5 Lot 27, Location Routes 4, 202 and 9 and Route 28 – Epsom, NH Merrimack County”, dated May 23, 2003, Scale 1” = 50’, prepared by FWS Land Surveying P.L.L.C., recorded at the Merrimack County Registy of Deeds as Plan #16805, and further bounded and described as follows:

Epsom Manor/Heartland Place

Beginning at a calculated boundary point on the lot line between Tax Map U-5 Lots 27 and 28 on said Plan and continuing S 26° 36’ 18” W along said Tax Map U-5 Lot 27, a distance of 3.25 feet to a point;

thence continuing S 26° 36’ 18” W along said Tax Map U-5 Lot 27, a distance of 32.99 feet to a calculated boundary point;

thence turning and running N 70° 32’ 19” W along said Tax Map U-5 Lot 27, a distance of 312.87 feet to a calculated boundary point;

thence turning and running N 73° 22’ 57” W along said Tax Map U-5 Lot 27, a distance of 86.55 feet to a calculated boundary point;

thence turning and running N 02° 31’ 11” W along said Tax Map U-5 Lot 27, a distance of 226.14 feet to a calculated boundary point;

thence turning and running N 58° 10’ 26” W along said Tax Map U-5 Lot 27, a distance of 857.59 feet to a calculated boundary point;

thence turning and running N 31° 49’ 34” E along said Tax Map U-5 Lot 27, a distance of 20.00 feet to a calculated boundary point;

thence turning and running S 58° 10’ 26” E, a distance of 769.33 feet to a calculated boundary point;

thence turning and running S 57° 11’ 53” E, a distance of 100.00 feet to a calculated boundary point;

thence turning and running S 02° 31’ 11” E, a distance of 225.70 feet to a calculated boundary point;

thence turning and running S 73° 22’ 57” E, a distance of 70.96 feet to a calculated boundary point;

thence turning and running S 70° 32’ 19” E, a distance of 300.00 feet to a calculated boundary point;

thence turning and running N 26° 36’ 18” E, a distance of 25.56 feet to a 5/8” rebar found;

thence turning and running S 42° 12’ 39” E, a distance of 16.09 feet to the point of beginning.

Tract II

All those pieces or parcels of property situate in the Town of Epsom, County of Merrimack, State of New Hampshire, as shown on a plan entitled “ALTA/ACSM Survey, Land of Management Realty Corp. (Tax Map U-5, Lots 16 and 16-1), Route 28, Epsom, New Hampshire,” dated April 1996, last revised June 24, 1996; prepared by Costello, Lomasney & deNapoli, Inc., and recorded in the Merrimack County Registry of Deeds as Plan #13671, bounded and described as follows:

(Tax Map U-5, Lot 16)

Beginning at a point on the southeasterly highway line of NH Route 28 (having a 100 foot right-of-way) at its intersection with the division line between the parcel herein described on the southwest and land now or formerly of Timothy and Denise Emery (Tax Map U-5, Lot 15) on the northeast; said point being the northeast corner of the parcel herein described;

Thence, southeasterly, southwesterly, and southeasterly, in that order, along said land of Emery on the following courses: South 46° 45' 10” East, a distance of 65.51 feet to a point; South 51°

Epsom Manor/Heartland Place

09' 16” West a distance of 63.00 feet to an iron pin; South 48° 43' 24” East, a distance of 305.74 feet through an iron pin to a point on the division line between the parcel herein described on the northwest and land now or formerly of Management Realty Inc. (Tax Map U-5, Lot 11) on the southeast;

Thence, southwesterly along said land of Management Realty Inc. on the following courses: South 44° 35' 44” West, a distance of 499.98 feet to an iron pipe; South 42°41' 21” West, a distance of 678.17 feet to an iron pipe on the division line between the parcel herein described on the east and land now or formerly of Donald L. and Susan E. Bowne(Tax Map U-11, Lot 8) on the west;

Thence, northwesterly along said land of Bowne on a bearing of North 31° 48' 07” West, a distance of 137.71 feet to a point on the division line between the parcel herein described on the southeast and other land of Management Realty Corp. (Tax Map U-5, Lot 16-1) on the northwest;

Thence, northeasterly and northwesterly, in that order, along said other land of Management Realty Corp. on the following courses: North 54° 17' 48” East, a distance of 200.00 feet to an iron pin; North 31° 48' 07” West, a distance of 450.00 feet to a point on the southeasterly highway line of said NH Route 28;

Thence, northeasterly along said highway line on a bearing of North 54° 17' 48” East, a distance of 898.61 feet passing through or along side of two New Hampshire highway bounds to the point or place of beginning.

Excepting and reserving the following Tract of land:

Being shown as the Southwest corner of Lot TU-5, Lot 16 as it borders the Southerly line of Lot 16 as shown on said Plan and being bounded and described as follows:

Beginning at an iron pipe, said point being the Southwest corner of Lot 16; thence

North 31° 48' 07” West, a distance of 137.71 feet to a point, said point being the southwest corner of Lot 16-1; thence

North 54° 17' 48” East, a distance of 200.00 feet along the Southerly boundary of Lot 16- 1 to an iron rebar; thence

South 31° 48' 07” East to the southerly boundary of Lot 16 and the Northerly boundary of Lot 11; thence

South 42° 41' 21” West along the Southerly boundary of Lot 16 and the Northerly boundary of Lot 11 to point of beginning.

Meaning and intending to describe the same premises conveyed to Elder Trust of Florida, Inc. by Foreclosure Deed dated July 30, 2001 and recorded in the Merrimack County Registry of Deeds at Book 2285, Page 1196.

Tract III

A certain tract or parcel of land, together with any buildings and improvements now or hereafter located thereon, situated in the Town of Epsom, County of Merrimack and State of New Hampshire, shown as 1,526 Sq. Ft. to be annexed to Tax Map U-5 Lot 27 on a plan of land entitled “Lot Line Adjustment Plat, Land of Epsom Corners Development Corp. Tax Map U-5 Lot 28 and Elder Trust of Florida, Inc. Tax Map U-5 Lot 27, Location Routes 4, 202 and 9 and Route 28 – Epsom, NH Merrimack County”, dated May 23, 2003, Scale 1” = 50’, prepared by FWS Land Surveying P.L.L.C., recorded at the Merrimack County Registry of Deeds as Plan #16805, and further bounded and described as follows:

Epsom Manor/Heartland Place

Beginning at a 5/8” rebar with cap found “Noyes RLS #84” at a common point of Tax Map U-5 Lots 27 and 28 as shown on said Plan;

thence continuing N  32° 15’ 57” W along said Tax Map U-5 Lot 27, a distances of 200.22 feet to a point;

thence turning and running N 26° 36’ 18” E, a distance of 3.25 feet to a calculated boundary point;

thence turning and running S 42° 12’ 39” E along the new property line of said Tax Map U-5 Lot 28, a distance of 72.20 feet to a calculated boundary point;

thence turning and running S 24° 35’ 54” E along the new property line of said Tax Map U-5 Lot 28, a distance of 114.27 feet to the point of beginning.

Also conveyed hereby to the Grantee, its successors and/or assigns, are two non-exclusive easements for ingress and egress as follows:

Easement #1

Commencing on the Southwesterly side of said Tax Map U-5 Lot 28 on an existing ten (10) foot wide gravel right-of-way; thence following said ten (10) foot wide gravel right-of-way which turns sharply to the right and runs close to the southerly border of said Tax Map U-5 Lot 28 for slightly more than half the distance thereof; thence turning to the right and crossing the boundary of said Tax Map U-5 Lot 28 and said Tax Map U-5 Lot 27 connecting with the ten (10) foot wide access easement on said Tax Map U-5 Lot 27. (See Merrimack County Registry of Deeds Plan #13670)

Easement #2

Easement #2 shall become effective, except as stated below, upon the annexation of twenty-five (25) foot strip of land running along the westerly boundary of said Tax Map U-5 Lot 28 when Old NH Route 28 is abandoned by the Town of Epsom.  The easement shall be ten (10) feet in width and located in the said twenty-five (25) foot portion to the Old NH Route 28, being annexed to said Tax Map U-5 Lot 28 upon abandonment by said Town running from NH Route 4, 202 and 9 to the new Southwest corner of said Tax Map U-5 Lot 28, crossing over onto said Tax Map U-5 Lot 27 and intersecting with Easement #1 above, as well as crossing a portion of the premises granted to the Grantor herein by the Grantee herein on near or even date herewith and as it is currently constructed.  This easement is effective immediately on any portion thereof where the underlying fee owned by Grantor. (See Merrimack County Registry of Deeds Plan #13670)

Epsom Manor/Heartland Place

BUCKLEY NURSING HOME (North)

95 Laurel Street, Greenfield, MA

Land with the buildings thereon located in Greenfield, Franklin County, Massachusetts, described on a Survey entitled “ALTA/ACSM Title Insurance Survey, #95 Laurel Street, Greenfield,” by R.E. Cameron & Associates dated December 20, 1996, revised June 20, 2001, Job No. 2568, as follows:

Beginning at the most southerly corner of parcel on the northwesterly sideline of Laurel Street; thence,

N 64° 41' 10” W, 133.34 feet to a point; thence,

S 25° 18' 50” W, 132.00 feet to a point; thence,

N 79° 22' 41” W, 212.95 feet to now or formerly the Boston and Maine Railroad; thence,

Along a curve to the right with a radius of 3,363.62 feet and a length of 295.84 feet to a point; thence,

N 34° 19' 32” E, 180.43 feet to a point; thence,

Along a curve to the right with a radius of 3,404.87 feet and a length of 838.17 feet to a point; thence,

S 38° 19' 43” W, 155.28 feet to a point; thence,

S 41° 48' 50” W, 540.00 feet to a point; thence,

S 48° 11' 10” E, 133.34 feet to Laurel Street; thence,

S 41° 48' 50” W, 305.42 feet to a point; thence,

S 25° 18' 50” W, 18.58 feet to the point of beginning.

Containing 207,967 square feet more or less; 4.774 Acres.

Buckley Nursing Home

BUCKLEY NURSING HOME (South)

282 Cabot Street, Holyoke, MA

Beginning at the most easterly corner of parcel at the most westerly intersection of Linden Street and Cabot Street; thence,

S 37° 56' 56” W, 255.00 feet to a point; thence,

N 52° 03' 04” E, 118.00 feet to a point; thence,

N 37° 56' 56” E, 105.00 feet to a point; thence,

N 52° 03' 04” E, 118.00 feet to Locust Street; thence,

N 37° 56' 56” E, 150.00 feet to the intersection of Locust Street and Cabot Street; thence,

S 52° 03' 04” E, 236.00 feet to the intersection of Cabot Street and Linden Street; thence,

S 37° 56' 56” W, 255.00 feet to the point of beginning.

Containing 47,790 square feet more or less 1.097 Acres.

The above property was surveyed by R. E. Cameron & Associates, Inc., Scott D. Cameron PLS 35393, on December 20, 1996, revised June 26, 2001.

Buckley Nursing Home

JOHN ADAMS CONTINUING CARE

211 Franklin Street, Quincy, MA

Two certain parcels of land together with the buildings thereon, situated on Franklin Street, Quincy, Norfolk County, Commonwealth of Massachusetts, as shown on a Plan entitled “Plan of Land Situated in Quincy, Mass., Belonging to Heirs of John L. Miller, Sept. 1915,” recorded with said Registry of Deeds in Book 1323, Page 569, and as more particularly described in two deeds recorded with said Registry of Deeds in Book 6317, Page 594, and Book 6317, Page 595, and more particularly described as follows:

Parcel I:

Beginning at the westerly sideline of Franklin Street at the most southeasterly corner of parcel; thence,

S 75° 30' 10” W, 137.00 feet to a point; thence,

N 14° 29' 50” W, 92.74 feet to a point; thence,

N 65° 40' 04” E, 12.19 feet to a point; thence,

N 14° 29' 50” W, 68.50 feet to Parcel II; thence,

N 75° 30' 10” E, 125.00 feet to Franklin Street; thence,

S 14° 29' 50” E, 163.34 feet to the point of beginning.

Parcel II:

Beginning at the westerly sideline of Franklin Street at the most southeasterly corner of parcel adjoining Parcel I; thence,

S 75° 30' 10” W, 125.00 feet to a point; thence, N 14° 29' 50” W, 82.67 feet to a point; thence,

N 75° 30' 10” E, 125.00 feet to Franklin Street; thence,

S 14° 29' 50” E, 82.67 feet to the point of beginning.

Said parcels are also shown on a Survey entitled “Plan of Land, John Adams Nursing Home, 211 Franklin Street, Quincy, Massachusetts” by R.E. Cameron & Associates, Inc., dated January 29, 1997, revised June 20, 2001, Job No. 2580.

John Adams Continuing Care

LONGMEADOW OF TAUNTON

68 Dean Street, Taunton, MA

Parcel 1

Beginning at a point on the north side of Dean Street that is S 78°-07’-53” W, 188.49 feet from a Mass. Highway Bound at station 34+95;

thence S 78°-07'-53” W, 131.55 feet to a Mass. Highway bound and by Dean Street;

thence S 81°-33'-58” W, 72.05 feet by Dean Street;

thence N 30°-12'-10” W, 322.56 feet by land now or formerly of O'Neill;

thence N 71°-18'-00” E, 273.62 feet by Parcel 2;

thence S 17°-24'-00” E, 344.69 feet by Parcel 2 to the point of beginning.

Containing 78,349 square feet; 1.799 Acres.

The above property was surveyed by R. E. Cameron & Associates, Inc., Scott D. Cameron, PLS 35393 on April 25, 1997 and revised July 27, 2001.

Parcel 2

Beginning at a point on the north side of Dean Street that is S 78°-07’-53” W, 88.49 feet from a Mass. Highway Bound at station 34+95; thence S 78°-07’-53” W, 100.00 feet by Dean Street; thence N 17°-24’-00” W, 344.69 feet by Parcel 1; thence S 71°-18’-00” W, 273.62 feet by Parcel 1; thence S 79°-29-’10” W, 134.96 feet by land now or formerly of O’Neill; thence N 28°-40’-30” W, 385.71 feet by land now or formerly of South Bay Corporation; thence N 15°-27’-00” E,254.48 feet by land now or formerly of Penn Central Railroad Co.; thence N 65°-50’30” E, 360.00 feet by land now or formerly of the City of Taunton; thence S 29°-05’-00” E, 642.61 feet by lands now or formerly of Gebelien and Finn; thence S 55°-49’-00” W, 45.00 feet by land now or formerly of Gordon; thence S 17°-24’-00” E, 356.64 feet by said Gordon to point of beginning. Containing 354,063 square feet. 8.128 Acres. The above property was surveyed by R.E. Cameron & Associates, Inc., Scott D. Cameron, PLS 35393 on April 25, 1997 and revised July 27, 2001.

Longmeadow  of Taunton

MAPLE LEAF HEALTHCARE CENTER

198 Pearl Street, Manchester, NH

All that piece or parcel of property situate in the City of Manchester, County of Hillsborough, State of New Hampshire, as shown on a plan entitled “ALTA/ACSM Survey, Maple Leaf Health Care Center, Inc., (Tax Map 3, Lot 8), 198 Pearl Street, Manchester, New Hampshire,” dated April 1996, last revised June 24, 1996; prepared by Costello, Lomasney & deNapoli, Inc. and recorded in the Hillsborough County Registry of Deeds as Plan #28073; bounded and described as follows:

Beginning at a point at the intersection of the easterly street line of Beech Street (having a 50 foot right-of-way) and the northerly street line of Pearl Street (having a 50 foot right-of-way), said point being a stone bound, and being the southwest corner of the parcel herein described;

Thence, northerly along said Beech Street street line on a bearing of North 11° 00' 00” East, a distance of 141.64 feet to an iron pin to be set on the division line between the parcel herein described on the south and land now or formerly of John J. and Kathleen M. Stevens (Tax Map 3, Lot 2A) on the north;

Thence, easterly along said land of Stevens and land now or formerly of Emil and Michalena Krupa (Tax Map 3, Lot 9) on a bearing of South 79° 01' 00” East, a distance of 220.85 feet to an iron pin to be set on the westerly street line of Ash Street (having a 50 foot right-of-way);

Thence, southerly along said street line on a bearing of South 11° 00' 00” West, a distance of 141.58 feet to an iron pin to be set on the northerly street line of Pearl Street;

Thence, westerly along said street line on a bearing of North 79° 01' 57” West, a distance of 220.85 feet to the point or place of beginning.

Subject to matters or the effects of matters shown on said Plan #28073, and also plan entitle, “ Real Estate Property, St. George’s R.C. Parish” dated January 23, 1954, and recorded in the said Registry as Plan #991. Also subject to terms of the Hill-Burton Act.

Maple Leaf Healthcare Center

VILLA CREST NURSING AND RETIREMENT CENTER

1276 Hanover Street, Manchester, NH

All those pieces or parcels of property situate in the City of Manchester, County of Hillsborough, State of New Hampshire, as shown on a plan entitled “ALTA/ACSM Survey, Villa Crest, Inc., (Tax Map 501, Lots 3 & 3B), 1276 Hanover Street, Manchester, NH”, dated April 1996, last revised June 24, 1996; prepared by Costello, Lomasney & deNapoli, Inc.; and recorded in the Hillsborough County Registry of Deeds as Plan #28074, bounded and described as follows:

Nursing Home Parcel (Tax Map 501, Lot 3)

Beginning at a point on the northerly street line of Hanover Street (having a 66 foot right-of-way) at its intersection with the division line between the parcel herein described on the east and land now or formerly of Frank E. Sienko and Laurie J. Baker (Tax Map 501, Lot 3A) on the west; said division line also being the westerly street line of former Tina Avenue; and said point being the southwesterly corner of the parcel herein described;

Thence, northerly and westerly along said land of Sienko and Baker on the following courses: along a curve to the left with a radius of 763.19 feet, a distance of 67.93 feet (said curve having a chord line running North 02° 05' 44” West); North 87° 47' 23” West, a distance of 98.81 feet to a point on the division line between the parcel herein described on the east and land now or formerly of Henry J. & Mary G. Stefanik (Tax Map 501, Lot 2) on the West;

Thence, northerly and westerly along said land of Stefanik on the following courses: North 04° 53' 35” East, a distance of 20.67 feet; South 85° 46' 44” West, a distance of 50.11 feet to a point on the division line between the parcel herein described on the east and land now or formerly of Vivian S. Morey (Tax Map 501, Lot 1) on the west;

Thence, northerly and westerly along said land of Morey on the following courses: North 03° 11' 58” East, a distance of 174.93 feet; South 88° 56' 18” West, a distance of 100.00 feet to a point on the division line between the parcel herein described on the east and other land now or formerly of Management Realty Corporation (Tax Map 502, Lot 2) on the west;

Thence, northerly along said land of Management Realty Corporation, generally following a stone wall, in part, on the following courses: North 06° 44' 13” East, a distance of 59.70 feet; North 04° 34' 09” East, a distance of 87.62 feet; North 03° 24' 11” East, a distance of 94.71 feet; North 02° 53' 25” East, a distance of 71.32 feet; North 07° 19' 04” East, a distance of 35.15 feet; North 04° 37' 10” East, a distance of 57.35 feet; North 01° 50' 00” East, a distance of 65.19 feet; North 05° 00' 13” East, a distance of 67.24 feet to a point at the junction of 2 stone walls and on the division line between the parcel herein described on the south and land now or formerly of Eric and Eileen Krimmer (Tax Map 498, Lot 14A) on the north; said point also being at the center of Farmer Street, a proposed public way that was dedicated by a subdivision plan in 1899, but for which no record of layout, construction or acceptance has been found.

Thence, easterly along said land of Krimmer, land now or formerly of Federal National Mortgage Association (Tax Map 498, Lot 9A), and land now or formerly of John W. and Debra

Villa Crest Nursing and Retirement Center

D. Lappas (Tax Map 498, Lot 9C), generally following a stone wall and portions of a fence on the following courses: South 65° 10' 50” East, a distance of 129.63 feet; South 67° 04' 45” East, a distance of 33.15 feet; South 68° 15' 46” East, a distance of 12.24 feet; South 63° 39' 26” East, a distance of 77.14 feet; South 63° 34' 38” East, a distance of 87.50 feet; South 58° 01' 22” East, a distance of 45.06 feet to a point on the approximate centerline of Farmer Street;

Thence, southerly across said Farmer Street as referenced herein, on a bearing of South 04° 49' 12” West, a distance of 16.95 feet to a point on the division line between the parcel herein described on the west and land now or formerly of William D. and Eleanor M. Kelliher (Tax Map 501 Lot 12), on the east; said point being at the end of a stone wall;

Thence, further southerly along said stone wall and land of Kelliher, land now or formerly of Stanley A. and Gladys J. Kowaleski (Tax map 501, Lot 9), land now or formerly of Theodore Henry and Barbara Ann Bukowski (Tax Map 501, Lot 8), and land now or formerly of Anthony J. Cappello and Irene J. Ficek (Tax Map 501, Lot 4) on the following courses: South 04° 48' 58” West, a distance of 43.93 feet; South 01° 55' 03” West, a distance of 103.80 feet; South 02° 14' 34” West, a distance of 31.59 feet; South 03° 57' 10” West, a distance of 96.78 feet; South 01° 54' 51” West; a distance of 84.16 feet; South 02° 50' 15” West, a distance of 101.10 feet; South 02° 14' 32” West, a distance of 40.87 feet to a point on the division line between the parcel herein described on the north and other land of Management Realty Corporation (Tax Map 501, Lot 3B) on the south;

Thence, westerly along said Lot 3B on a bearing of North 83° 48' 06” West, a distance of 78.19 feet to a point;

Thence, southerly further along said Lot 3B on the following courses: along a curve to the right with a radius of 813.19 feet, a distance of 90.00 feet (said curve having a chord line running South 04° 49' 13” East); along a curve to the left with a radius of 25.00 feet, a distance of 40.25 feet (said curve having a chord line running South 47° 45' 28” East), said last-mentioned courses being along the easterly line of former Tina Avenue; to a point on the northerly street line of said Hanover Street;

Thence, westerly along said street line on a bearing of South 86° 05' 40” West, a distance of 76.56 feet to the point or place of beginning.

Second  Parcel (Tax Map 501, Lot 3B)

Beginning at a point on the northerly street line of Hanover Street (having a 66 foot right-of-way) at its intersection with the division line between the parcel herein described on the west and land now or formerly of Anthony J. Cappello & Irene J. Ficek (Tax Map 501, Lot 4) on the east; said point being at the end of a stone wall on said division line; and said point being southeasterly corner of the parcel herein described.

Thence, westerly along said street line on a bearing of South 86° 05' 40” West, a distance of 40.20 feet to a point on the division line between the parcel herein described on the east and

Villa Crest Nursing and Retirement Center

other land of Management Realty Corporation (Tax Map 501, Lot 3) on the west, said division line also being the easterly line of former Tina Avenue;

Thence, northerly along said other land of Management Realty Corporation on the following courses: along the curve to the right with a radius of 25.00 feet; a distance of 40.25 feet (said curve having a chord line running North 47° 45' 28” West); along a curve to the left with a radius of 813.19 feet, a distance of 90.00 feet to a point (said curve having a chord line running North 04° 49' 13” West);

Thence, easterly further along with other land of Management Realty Corporation on a bearing of South 83° 48' 06” East, a distance of 78.19 feet to a point on the first-mentioned division line between the parcel herein described on the west and land now or formerly of Cappello and Ficek on the east, said point being in a stone wall on said division line;

Thence, southerly along said land of Cappello and Ficek following a stone wall on the following courses: South 02° 14' 32” West, a distance of 76.19 feet; South 09° 43' 00” West, a distance of 13.07 feet; South 07° 32' 42” East, a distance of 13.78 feet to the point or place of beginning.

Villa Crest Nursing and Retirement Center